                              STATE STREET RESEARCH

                    ----------------------------------------
                                HIGH INCOME FUND
                    ----------------------------------------

                                  ANNUAL REPORT

                                 March 31, 1998

                    ----------------------------------------
                                  WHAT'S INSIDE
                    ----------------------------------------

                                FROM THE CHAIRMAN

                          Another year of solid growth


                           PORTFOLIO MANAGER'S REVIEW

                      The economy and strong demand favored
                                high-yield bonds


                                FUND INFORMATION

                                Facts and figures


                        PLUS, COMPLETE PORTFOLIO HOLDINGS
                            AND FINANCIAL STATEMENTS

--------------------
   DALBAR LOGO
--------------------

  For Excellence
       in
Shareholder Service


                                              STATE STREET RESEARCH FUNDS

FROM THE CHAIRMAN

[Photo of Ralph F. Verni]

DEAR SHAREHOLDER:
Americans have enjoyed another year of solid economic growth, low inflation and strong investment returns. Unemployment and interest rates remain low, and consumer confidence continues at near-record highs. Together these favorable factors have stimulated a boom in the housing market and stronger-than-expected retail sales. Not even an economic crisis in Southeast Asia could restrain the financial markets for long.

STOCKS
The stock market delivered a third consecutive year of double-digit gains despite a volatile year. In October 1997, the Dow Jones Industrial Average reported its largest one-day drop ever as investors expressed fear that Southeast Asian economic turmoil could spill over to the U.S. Common stocks dropped again early in the first quarter of 1998, as U.S. companies released lower earnings forecasts; then rose sharply through the end of the period. The technology-heavy Nasdaq, Dow Jones Industrial Average and the S&P 500 all set record highs.(1) Investors continued to seek the quality of large, blue-chip companies. However, smaller stocks with higher earnings growth and more attractive valuation picked up ground later in the first quarter of 1998.

After falling sharply in the fourth quarter of 1997, Southeast Asian stocks rallied in the new year. Malaysia, Thailand and Korean markets came back especially strong. In Europe, many major markets outperformed the U.S., bolstered by lower interest rates, low inflation, and a wave of corporate restructuring that is, by most accounts, just beginning to pick up steam. Japan had a modest gain during the first quarter of 1998, but hardly enough to offset three previous weak periods. What's more, the Japanese economy continues to sink into recession despite defensive efforts by the government to rescue the debt-laden financial sector.

BONDS
After a fourth quarter rally, bond markets steadied early in 1998. Treasuries were buoyed by the same energy cost cuts that briefly boosted the stock market. High yield bonds were the star performers as investors sought more robust returns. Mortgage bonds have held steady, and global bond markets continue to benefit from Asia's economic difficulties.

WHAT'S AHEAD
The combination of moderate economic growth and no significant inflation is likely to keep short-term interest rates unchanged for the period ahead. Although it would be imprudent to expect the stock market to continue to generate double-digit gains, a more modest, positive trend seems likely. With inflation and government spending under control, bond markets are well positioned to reap any gains that could accrue from any future interest rate cut. In fact, the possibility that the U.S. could have its first federal budget surplus could provide the downward pressure on rates that would be necessary to lift the bond market.

As always, it makes sense for investors to put the market's short-term performance in perspective. Maintain a diversified portfolio, and let your long-term goals lead your investment decisions. Talk to your financial professional if you have any questions or concerns about the markets. Thank you for investing with State Street Research.

Sincerely,

/S/ Ralph F Verni
Ralph F. Verni
Chairman
March 31, 1998

PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS SHAREHOLDER REPORT IS DATED AS INDICATED AND, BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA AND
TRANSACTIONS, SHOULD NOT BE RELIED UPON AS BEING CURRENT THEREAFTER.

(1) The Standard & Poor's 500 Composite Index (S&P 500) is a market-value weighted index composed of 500 widely held common stocks. The Lehman Brothers Aggregate Bond Index is a market-value weighted index of fixed-rate debt issues, including U.S. Treasury, agency, and corporate bond issues, and mortgage/backed securities. The First Boston High Yield Index is a commonly used measure of high- yield bond performance. The indices are unmanaged and do not take transaction charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only.

(2)Investment results are based on an assumed $10,000 investment at "A" share maximum sales charge of 4.5%; thus, the net amount invested was $9,550. Also assumes reinvestment of capital gain distributions and income dividends. No adjustment has been made for income taxes payable by shareholders on income dividends or capital gain distributions.

(3)+20.02% for Class B shares; +19.99% for Class C shares; +21.22% for Class S shares.

(4)All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. In January 1994, the Fund changed its investment objective to include capital appreciation as a secondary part of its objective, and to allow greater use of lower-rated securities, and convertible and preferred securities. Performance for a class may include periods prior to the adoption of class designations in 1993, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance. "S" shares, offered without a sales charge, are available through certain employee benefit plans and special programs.

(5)Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "C" share contingent deferred sales charges where applicable.

(6)Before November 1, 1997, Class C shares were designated Class D and Class S shares were designated Class C.

--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended March 31, 1998)
--------------------------------------------------------------------------------

TOTAL VALUE OF $10,000 INVESTED ON MARCH 31, 1988(2)
(Class A shares, at maximum applicable sales charge)

[Graphic Omitted]

          High Income Fund
          ----------------
3/88         $ 9,550
3/89          10,730
3/90          10,010
3/91          10,230
3/92          13,190
3/93          15,650
3/94          17,930
3/95          18,260
3/96          20,600
3/97          22,720
3/98          27,492


                                 SEC YIELD(6)
                                 ---------------------------------------------
                                 Class A                                 6.18%
                                 ---------------------------------------------
                                 Class B                                 5.46%
                                 ---------------------------------------------
                                 Class C                                 5.46%
                                 ---------------------------------------------
                                 Class S                                 6.41%
                                 ---------------------------------------------

                                 SEC yield is based on the net investment income produced for the 30 days ended March 31, 1998. A high yield could be indicative of high risk bond holdings that have decreased in price because of financial problems of the issuers of the bonds.

----------------------------------------------------------------

SEC AVERAGE ANNUAL COMPOUND RATES OF RETURN (at maximum applicable sales charge)(4)(5)(6)

----------------------------------------------------------------
                       10 YEARS      5 YEARS           1 YEAR
----------------------------------------------------------------
  Class A              +10.64%       +10.90%           +15.54%
----------------------------------------------------------------
  Class B              +10.71%       +10.77%           +15.02%
----------------------------------------------------------------
  Class C              +10.72%       +11.05%           +18.99%
----------------------------------------------------------------
  Class S              +11.24%       +12.10%           +21.22%
----------------------------------------------------------------

PORTFOLIO MANAGER'S REVIEW

High Income Fund: The economy and strong demand favored high-yield bonds


[Photo of Bartlett R. Geer]

Bartlett R. Geer
Portfolio Manager

We spoke with Bart Geer, portfolio manager of State Street Research High Income Fund, about the year ended March 31, 1998 and his outlook on the period ahead.

Q: HOW DID THE FUND PERFORM LAST YEAR?
A: It was a good year for the Fund. Class A shares gained 20.98%, [without sales charge](3) for the 12 months ended March 31, 1998. That was significantly higher than the average high current yield fund, which gained 16.94%, according to Lipper Analytical Services. Over the same period, the Fund also outperformed the First Boston High Yield Index, which rose 14.33% and the Lehman Brothers Aggregate Bond Index, a measure of a mix of government and corporate bonds, which rose 11.99%.(1)

Q: WHAT ACCOUNTED FOR THIS STRONG PERFORMANCE?
A: The economic environment was positive for high-yield bonds. Economic growth was moderate and interest rates declined. For the 12-month period, high-yield bonds outperformed investment-grade bonds. Beyond the economic backdrop, security selection was crucial to performance. We chose securities and industries that did well.

Q: WHICH INDUSTRIES OFFERED THE BEST OPPORTUNITIES?
A: At 22% of assets, technology/communications accounted for the Fund's largest industry bond concentration. The industry has been an area of emphasis for us for the past three years. In the past 12 months, these securities became increasingly popular with investors, and the influx of investment dollars into some of the companies in the portfolio improved their credit quality.

Q: WHY WERE TECHNOLOGY/TELECOMMUNICATIONS SECURITIES POPULAR WITH INVESTORS?
A: Two key events have created opportunity in the telecommunications area: the breakup of AT&T in 1983 and passage of the Telecommunications Act of 1996, which deregulated the industry. Deregulation has opened all markets, including local phone service, to new competitors. In addition, new technologies and the availability of large blocks of frequencies have accelerated the development of wireless communications. Simultaneously, demand for voice, data, wire and wireless communications has increased.

Q: WHAT OTHER INDUSTRIES WERE ATTRACTIVE?
A: Radio and television companies accounted for the third largest industry concentration of bond portfolio assets. This area is similar to telecommunications in that there is a proliferation of new delivery systems -- cable, wireless, direct broadcast satellite. In addition, a strong business environment boosted advertising revenues to many broadcasters. Broadcasters are also benefiting from new sources of these revenues. For example, until recently pharmaceutical companies were not allowed to advertise on radio and television. Now they can market their products directly to consumers through radio and television commercials. Also, new federal regulations on ownership rules have allowed meaningful consolidation in this area.

Q: WHAT OTHER FACTORS HELPED PERFORMANCE?
A: The stock market's strong performance also helped the Fund. Here's why: A number of the companies represented in the portfolio saw the favorable stock market environment as an opportunity to issue stock -- a cheap source of new capital. With new money on their balance sheets, there was less financial risk and the prices of their bonds rose. What's more, the Fund also benefited on the equity side by converting warrants that came along with some of these same bonds into common stock.

Q: DID YOU MAKE ANY SIGNIFICANT CHANGES IN THE PORTFOLIO?
A: While we made no sweeping changes, we have taken steps to increase the quality of the portfolio going forward. Most of the bonds in the portfolio have "B" or "B-" ratings. We continued to slowly decrease the number of "B-" and "CCC" rated bonds throughout the 12-month period and increased our investment in bonds rated B+ and higher.

We also favored companies and industries that we believe should perform in a changing economic environment. We've had a long period of strong economic growth and full employment. Should these conditions change, we want to be invested primarily in companies that should continue to do well in a slower growing economy. We also reduced our oil company bonds, because they had performed well, and their prices had risen to a level where we believed they were overvalued.

Q: WHAT IS YOUR OUTLOOK?
A: For the prior 12-month period, the economic environment for high-yield bonds was ideal. While we expect the environment to remain positive, we believe there is a need for vigilance. We've experienced a long period of strong economic growth and full employment, but the economy and the financial markets don't move in one direction indefinitely. That is why we have taken incremental steps to manage risk in the future.

                                                            March 31, 1998
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
[Graphic Omitted]

ASSET ALLOCATION*
(by percentage of net assets)

Convertibles        13%
CCC                  3%
Cash                 3%
Common stocks        7%
BB                   5%
Preferred stocks     2%
B                   67%

Quality ratings based on those provided by Standard &
Poor's Corp. and/or equivalent ratings by Moody's
Investors Services, Inc. *14% of the above bonds were unrated and included among relevant rating categories as determined by the Fund's manager.

5 LARGEST INDUSTRY BOND POSITIONS
(by percentage of net assets)

TECHNOLOGY AND COMMUNICATIONS                21.9%

CONSUMER GOODS                               12.3%

MEDIA                                         7.5%

SHIPPING                                      5.2%

OIL SERVICE                                   4.1%

Total 51.0%

STATE STREET RESEARCH HIGH INCOME FUND

-------------------------------------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------------------------------------
March 31, 1998

-------------------------------------------------------------------------------------------------------------
                                                       Principal              Maturity                Value
                                                         Amount                 Date                (Note 1)
-------------------------------------------------------------------------------------------------------------

BONDS 75.2%
AEROSPACE/DEFENSE 0.5%
L-3 Communications Corp. Sr. Sub. Note, 10.375% ..      $  2,625,000            5/01/2007       $2,907,188
Tracor Inc. Sr. Sub. Deb., 8.50% .................         3,000,000            3/01/2007        3,101,250
                                                                                                ----------
                                                                                                 6,008,438
                                                                                                ----------
AIRLINES 0.2%
Kitty Hawk Inc. Sr. Sec. Note, 9.95%+ .                    2,500,000           11/15/2004        2,581,250
                                                                                                ----------
CABLE TELEVISION 1.1%
American Telecasting Inc. Sr. Note, 0.00% to
  6/14/99, 14.50% from 6/15/99 to maturity .......        17,785,372            6/15/2004        3,734,928
American Telecasting Inc. Sr. Note Series B, 0.00%
  to 8/14/2000, 14.50% from 8/15/2000 to maturity.         2,265,000            8/15/2005          453,000
Falcon Holding Group L.P. Sr. Deb., 8.375%+ ......         8,500,000            4/15/2010        8,477,220
                                                                                                ----------
                                                                                                12,665,148
                                                                                                ----------
CAPITAL GOODS/EQUIPMENT 2.2%
Alvey Systems Inc. Sr. Sub. Note, 11.375% ........         5,625,000            1/31/2003        6,046,875
Columbus McKinnon Corp. Sr. Sub. Note, 8.50%+ ....         3,000,000            4/01/2008        3,015,000
Elgar Holdings Inc. Sr. Note, 9.875%+ .                    3,750,000            2/01/2008        3,787,500
International Knife & Saw Inc. Sr. Sub. Note,
  11.375% ........................................         3,650,000           11/15/2006        4,005,875
Tokheim Corp. Sr. Sub. Note Series B, 11.50% .....         6,875,000            8/01/2006        7,665,625
                                                                                                ----------
                                                                                                24,520,875
                                                                                                ----------
CHEMICALS/FERTILIZERS 0.2%
American Pacific Corp. Sr. Sub. Note, 9.25%+ .....         2,750,000            3/01/2005        2,832,500
                                                                                                ----------
CONGLOMERATE 3.8%
Amphenol Corp. Sr. Sub. Note, 9.875% .............         1,000,000            5/15/2007        1,070,000
Axia Inc. Sr. Sub. Note Series B, 11.00% .........           394,000            3/15/2001          401,092
Elgin National Industries Inc. Sr. Note, 11.00%+ .         2,700,000           11/01/2007        2,868,750
ICF International Inc. Sr. Sub. Note, 13.00% .....         9,500,000           12/31/2003        9,880,000
International Utility Structures Inc. Sr. Sub.
  Note, 10.75%+ ..................................         2,500,000            2/01/2008        2,593,750
J.B. Poindexter Inc. Sr. Note, 12.50% ............         8,250,000            5/15/2004        8,250,000
Numatics Inc. Sr. Sub. Note, 9.625%+ .                     3,300,000            4/01/2008        3,378,375
Owens-Illinois Inc. Sr. Note, 8.10% ..............        10,000,000            5/15/2007       10,616,100
Purina Mills Inc. Sr. Sub. Note, 9.00%+ .                  2,500,000            3/15/2010        2,581,250
                                                                                                ----------
                                                                                                41,639,317
                                                                                                ----------
CONSUMER GOODS & SERVICES 12.3%
Anchor Advanced Products Inc. Sr. Note Series B,
  11.75% .........................................         3,000,000            4/01/2004        3,285,000
Drypers Corp. Series B Sr. Note, 10.25% ..........         9,250,000            6/15/2007        9,643,125
Empire Gas Corp. Sr. Sec. Note, 7.00% to 7/14/99,
  12.875% from 7/15/99 to maturity ...............        16,100,000            7/15/2004       13,966,750
Intertek Finance PLC Series B Sr. Sub. Note,
  10.25% .........................................        17,900,000           11/01/2006       18,974,000
Krystal Co. Sr. Note, 10.25% .....................         7,250,000           10/01/2007        7,540,000
La Petite Holdings Corp. Sr. Sec. Note, 9.625% ...        10,750,000            8/01/2001       11,018,750
Norcal Waste Systems Inc. Sr. Note Series B,
  13.00% to 5/14/97, 13.25% from 5/15/97 to
  11/14/97, 13.50% from 11/15/97 to maturity .....         7,940,000           11/15/2005        9,210,400
North Atlantic Trading Inc. Sr. Note, 11.00% .....        12,500,000            6/15/2004       12,968,750
Pagemart Nationwide Inc. Sr. Exch. Note, 0.00% to
  1/31/2000, 15.00% from 2/1/2000 to maturity ....        25,275,000            2/01/2005       22,494,750
Real Time Data Inc. Sub. Note, 0.00% to 8/14/2001,
  13.50% from 8/15/2001 to maturity+ .............        25,250,000            8/15/2006       13,887,500
Rose Hills Co. Sr. Sub. Note, 9.50% ..............         4,750,000           11/15/2004        4,963,750
Shop Vac Corp. Sr. Sec. Note, 10.625% ............         7,500,000            9/01/2003        8,175,000
                                                                                               -----------
                                                                                               136,127,775
                                                                                               -----------
COSMETICS 0.8%
French Fragrances Inc. Sr. Note Series B, 10.375%          8,250,000            5/15/2007        8,786,250
                                                                                               -----------
ENTERTAINMENT/LEISURE 0.4%
SFX Entertainment Inc. Sr. Sub. Note, 9.125%+ ....         4,000,000            2/01/2008        3,960,000
                                                                                               -----------
FOOD & BEVERAGE 2.1%
Archibald Candy Corp. Sr. Sec. Note, 10.25% ......        17,000,000            7/01/2004       18,147,500
Silgan Holdings Inc. Sub. Deb., 13.25% ...........         1,123,000            7/15/2006        1,274,605
Tom's Foods Inc. Sr. Sec. Note, 10.50%+ ..........         3,750,000           11/01/2004        3,787,500
                                                                                               -----------
                                                                                                23,209,605
                                                                                               -----------
GAMING & LODGING 0.6%
Ameristar Casinos Inc. Sr. Sub. Note, 10.50% .....         6,750,000            8/01/2004        7,222,500
                                                                                               -----------
GROCERY 0.6%
Pathmark Stores Inc. Sub. Note, 11.625%                    3,250,000            6/15/2002        3,201,250
Safeway Inc. Lease Certificate, 13.50% ...........            90,123            1/15/2009          135,185
Star Market Inc. Sr. Sub. Note, 13.00% ...........         2,500,000           11/01/2004        2,850,000
Victory Markets Inc. Sub. Deb., 12.50%[ ] ........           925,000            3/15/2000           46,250
                                                                                               -----------
                                                                                                 6,232,685
                                                                                               -----------
HOSPITAL/HEALTH CARE 2.0%
Dade International Inc. Sr. Sub. Note, 11.125% ...         4,000,000            5/01/2006        4,470,000
Quest Diagnostics Inc. Sr. Sub. Note, 10.75% .....         8,500,000           12/15/2006        9,520,000
Unilab Corp. Sr. Note, 11.00% ....................         7,400,000            4/01/2006        7,807,000
                                                                                                ----------
                                                                                                21,797,000
                                                                                                ----------
HOTEL & RESTAURANT 0.2%
Extended Stay America Inc. Sr. Sub. Note, 9.15%+ .         2,000,000            3/15/2008        2,005,000
                                                                                                ----------
MEDIA 7.5%
Allbritton Communications Co. Sr. Sub. Deb., 9.75%         9,345,000           11/30/2007        9,835,612
Benedek Broadcasting Corp. Sr. Note, 11.875% .....         6,250,000            3/01/2005        7,046,875
Benedek Communications Corp. Sr. Sub. Note, 0.00%
  to 5/14/2001, 13.25% from 5/15/2001 to maturity         16,500,000            5/15/2006       13,200,000
Busse Broadcasting Corp. Sr. Sec. Note, 11.625% ..         4,000,000           10/15/2000        4,315,000
CapStar Broadcasting Partners Sr. Note, 0.00% to
  1/31/2002, 12.75% from 2/1/2002 to maturity ....        15,750,000            2/01/2009       11,891,250
CD Radio Inc. Sr. Note, 0.00% to
  11/30/2002, 15.00% from 12/1/2002 to maturity ..           750,000           12/01/2007          405,000
Intermedia Capital Partners LP Sr. Note, 11.25% ..         6,250,000            8/01/2006        7,031,250
K-III Communications Corp. Sr. Note, 8.50% .......           950,000            2/01/2006          973,750
Primedia Inc. Sr. Note, 7.625%+ ..................         8,250,000            4/01/2008        8,105,625
Spanish Broadcasting Systems Inc. Sr. Note, 7.50%
  to 6/14/97, 12.50% from 6/15/97 to maturity ....        13,250,000            6/15/2002       15,237,500
Telemundo Group Inc. Sr. Note, 7.00% to 2/14/99,
  10.50% from 2/15/99 to maturity ................         4,250,000            2/15/2006        4,515,625
                                                                                                ----------
                                                                                                82,557,487
                                                                                                ----------
METALS/MINING/STEEL 3.3%
Crown Resources Corp. Cv. Sub. Deb., 5.75% .......           220,000            8/27/2001          171,600
Envirosource Inc. Note, 9.75% ....................        19,000,000            6/15/2003       19,427,500
Envirosource Inc. Sr. Note Series B, 9.75%+ ......         3,250,000            6/15/2003        3,315,000
GS Technologies Operating Inc. Sr. Note, 12.00% ..         5,250,000            9/01/2004        5,840,625
Johnstown America Industries Inc. Sr. Sub. Note
  Series C, 11.75% ...............................         4,875,000            8/15/2005        5,460,000
Kaiser Aluminum & Chemical Corp. Sr. Sub. Note,
  12.75% .........................................         2,500,000            2/01/2003        2,665,625
                                                                                                ----------
                                                                                                36,880,350
                                                                                                ----------
OIL & GAS 0.9%
Moran Energy Inc. Cv. Deb., 8.75% ................         2,420,000            1/15/2008        2,401,850
Wainoco Oil Corp. Sr. Note, 9.125%+ ..............         7,250,000            2/15/2006        7,213,750
                                                                                                ----------
                                                                                                 9,615,600
                                                                                                ----------
OIL SERVICE 4.1%
Newpark Resources Inc. Sr. Sub. Note, 8.625%+ ....         3,300,000           12/15/2007        3,374,250
Pool Energy Services Co. Sr. Sub. Note, 8.625%+ ..         6,400,000            4/01/2008        6,432,000
Transamerican Energy Corp. Sr. Sec. Note Series B,
  0.00% to 6/14/2000, 13.00% from 6/15/2000 to
  maturity .......................................        21,750,000            6/15/2002       18,270,000
Transamerican Energy Corp. Sr. Sec. Note Series B,
  11.50% .........................................        17,500,000            6/15/2002       17,325,000
                                                                                                ----------
                                                                                                45,401,250
                                                                                                ----------
PAPER PRODUCTS 0.1%
Bear Island Paper Co. LLC Sr. Sec. Note Series B,
  10.00% .........................................      $  1,000,000           12/01/2007        1,033,750
Crown Packaging Enterprise Ltd. Sr. Sec. Note,
  0.00% to 7/31/2003, 14.00% from 8/1/2003 to
  maturity .......................................         9,000,000            8/01/2006          450,000
                                                                                                ----------
                                                                                                 1,483,750
                                                                                                ----------
PRINTING & PUBLISHING 2.0%
American Lawyer Media Holdings, Inc. Sr. Note,
  0.00% to 12/14/2002, 12.50% from 12/15/2002 to
  maturity+                                                2,650,000           12/15/2008        1,689,375
American Lawyer Media Holdings, Inc. Sr. Sub.
  Note, 9.75%+ ...................................         9,350,000           12/15/2007        9,794,125
Sun Media Corp. Sr. Sub. Note, 9.50% .............         3,555,000            2/15/2007        3,839,400
Sun Media Corp. Sr. Sub. Note, 9.50% .............         3,315,000            5/15/2007        3,563,625
Transwestern Holdings L.P. Sr. Note, 0.00% to 11/
  14/2002, 11.875% from 11/15/2002 to maturity+ ..         1,700,000           11/15/2008        1,168,750
Transwestern Publishing Co. L.P. Sr. Sub. Note,
  9.625%+ ........................................         1,750,000           11/15/2007        1,850,625
                                                                                                ----------
                                                                                                21,905,900
                                                                                                ----------
PLASTICS 1.7%
Packaging Resources Inc. Sr. Sec. Note, 11.625% ..        12,250,000            5/01/2003       12,005,000
Tekni-Plex Inc. Series B Sr. Sub. Note, 11.25% ...         6,250,000            4/01/2007        7,015,625
                                                                                                ----------
                                                                                                19,020,625
                                                                                                ----------
RETAIL TRADE 1.5%
J Crew Operating Corp. Sr. Sub. Note, 10.375%+ ...         4,000,000           10/15/2007        3,760,000
Loehmanns Inc. Sr. Note, 11.875% .................         6,160,000            5/15/2003        5,759,600
NBTY Inc. Sr. Sub. Note Series B, 8.625% .........         1,900,000            9/15/2007        1,947,500
Phar-Mor, Inc. Note, 11.72% ......................         4,564,000            9/11/2002        4,883,480
                                                                                                ----------
                                                                                                16,350,580
                                                                                                ----------
SHIPPING/TRANSPORTATION 5.2%
CHC Helicopter Corp. Sr. Sub. Note, 11.50% .......        12,914,000            7/15/2002       13,753,410
First Wave Marine Inc. Sr. Note, 11.00% ..........         2,500,000            2/01/2008        2,618,750
Golden Ocean Group Ltd. Sr. Note, 10.00%+ ........         9,750,000            8/31/2001        7,800,000
International Shipholding Corp. Sr. Note, 7.75%+ .         6,650,000           10/15/2007        6,533,625
International Shipholding Corp. Sr. Note, 9.00% ..         4,500,000            7/01/2003        4,618,125
Johnstown America Industries Inc. Sr. Sub. Note,
  11.75% .........................................         5,250,000            8/15/2005        5,880,000
Pegasus Shipping Hellas Ltd. Sr. Note, 11.875%+ ..         3,500,000           11/15/2004        3,482,500
Sea Containers Ltd. Sr. Note,
  7.875%+ ........................................         7,500,000            2/15/2008        7,387,500
Stena AB Sr. Note, 8.75% .........................         5,250,000            6/15/2007        5,407,500
                                                                                                ----------
                                                                                                57,481,410
                                                                                                ----------
TECHNOLOGY/COMMUNICATIONS 21.9%
Advanced Radio Telecom Corp. Sr. Note, 14.00% ....         2,200,000            2/15/2007        2,376,000
Argo Tech Corp. Sr. Sub. Note, 8.625% ............         3,000,000           10/01/2007        3,075,000
Celcaribe SA Sr. Sec. Note, 0.00% to
  3/14/98, 13.50% from 3/15/98 to maturity .......         5,810,000            3/15/2004        5,955,250
Cellnet Data Systems Inc. Sr. Note Series B, 0.00%
  to 9/30/2002, 14.00% from 10/1/2002 to maturity          5,000,000           10/01/2007        2,650,000
Clearnet Communications Inc. Sr. Note, 0.00% to
  12/14/2000, 14.75% from 12/15/2000 to maturity .        12,850,000           12/15/2005       10,601,250
Concentric Network Corp. Sr. Note, 12.75%+ .......         1,500,000           12/15/2007        1,758,750
Dobson Communications Corp. Sr. Note, 11.75% .....         4,100,000            4/15/2007        4,510,000
Econophone Inc. Sr. Note, 0.00% to 2/14/2003,
  11.00% from 2/15/2003 to maturity+ .............         5,850,000            2/15/2008        3,363,750
Econophone Inc. Sr. Note, 13.50% .................        18,750,000            7/15/2007       21,562,500
ICG Holdings Inc. Sr. Note, 0.00% to
  9/14/2000, 13.50% from 9/15/2000 to maturity ...        17,850,000            9/15/2005       15,217,125
ICG Services Inc. Sr. Note, 0.00% to
  2/14/2003, 10.00% from 2/15/2003 to maturity+ ..         7,250,000            2/15/2008        4,658,125
Ionica PLC Sr. Note, 13.50% ......................        10,250,000            8/15/2006        8,405,000
ITC Deltacom Inc. Sr. Note, 8.875%+ ..............         3,000,000            3/01/2008        3,090,000
Microcell Telecommunications Sr. Note Series B,
  0.00% to 11/30/2001, 14.00% from 12/1/2001 to
  maturity .......................................         4,750,000            6/01/2006        3,526,875
Microcell Telecommunications, Inc. Sr. Note Series
  B, 0.00% to 10/14/2002, 11.125% from 10/15/2002
  to maturity ....................................        23,250,000           10/15/2007       10,420,122
Mobile Telecommunication Technology, Inc. Sr. Sub.
  Note, 13.50% ...................................         4,500,000           12/15/2002        5,298,750
Nextel Communications Inc. Sr. Note, 0.00% to
  2/14/2003, 9.95% from 2/15/2003 to maturity+ ...         4,500,000            2/15/2008        2,868,750
Orion Network Systems Inc. Sr. Note, 11.25% ......        10,000,000            1/15/2007       11,600,000
Pagemart Wireless Inc. Sr. Sub. Note, 0.00% to
  1/31/2003, 11.25% from 2/1/2003 to maturity+ ...         2,500,000            2/01/2008        1,543,750
Paging Network Do Brasil SA Sr. Note, 13.50% .....           750,000            6/06/2005          759,375
Phase Metrics Inc. Sr. Note, 10.75%+ .............        10,750,000            2/01/2005       10,750,000
Primus Telecommunications Group Sr. Note, 11.75% .         8,750,000            8/01/2004       10,018,750
Protection One Alarm Inc. Sr. Sub. Note, 0.00% to
  6/29/98, 13.625% from 6/30/98 to maturity ......         6,000,000            6/30/2005        6,810,000
RSL Communications Ltd. Sr. Note, 12.25% .........        12,639,000           11/15/2006       14,408,460
Sitel Corp. Sr. Sub. Note, 9.25%+ ................         6,250,000            3/15/2006        6,406,250
Trump Atlantic City Associates First Mortgage
  Note, 11.25% ...................................         3,550,000            5/01/2006        3,647,625
U.S.A. Mobile Communications Inc. Sr. Note, 14.00%        21,250,000           11/01/2004       23,587,500
Viatel Inc. Sr. Note, 0.00% to 1/14/2000, 15.00%
  from 1/15/2000 to maturity .....................         8,690,000            1/15/2005        8,516,200
Winstar Communications Inc. Sr. Sub. Cv. Note,
  0.00% to 10/14/2000, 14.00% from 10/15/2000 to
  maturity+ ......................................         6,525,000           10/15/2005        9,787,500
Winstar Equipment Corp. Sr. Sec. Exch. Note,
  12.50% .........................................        16,500,000            3/15/2004       18,892,500
Wireless One Inc. Sr. Note, 13.00% ...............        10,600,000           10/15/2003        2,968,000
Wireless One Inc. Sr. Note, 0.00% to 7/31/2001,
  13.50% from 8/1/2001 to maturity ...............        26,750,000            8/01/2006        3,210,000
                                                                                               -----------
                                                                                               242,243,157
                                                                                               -----------
Total Bonds (Cost $825,749,518) .........................................................      832,528,452
                                                                                               -----------
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                      SHARES
------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS 14.8%
BANK 0.2%
Riverbank America Pfd.* .....................................          110,000      2,640,000
                                                                                   ----------
BUSINESS SERVICE 1.5%
La Petite Academy Inc. Cl. A Exch. Pfd.* ....................          361,000     16,606,000
                                                                                   ----------
CHEMICAL 0.0%
KTI Inc. Cv. Exch. Pfd.+ ....................................           10,000        397,500
                                                                                   ----------
ELECTRONIC COMPONENTS 1.1%
Nextel Communications Inc. Series D Exch. Pfd. # ............           10,371      2,038,138
                                                                                   ----------
FOREST PRODUCT 0.2%
Equitable Bag Inc. Series A Pfd.* ...........................          134,760     12,021,400
                                                                                   ----------
HOTEL & RESTAURANT 0.6%
Ameriking Inc. Sr. Exch. Pfd.*# .............................          223,961      6,046,947
                                                                                    ---------
MEDIA 2.8%
American Radio Systems Corp. Series B Exch. Pfd.#............           13,160      1,552,880
Benedek Communications Corp. Sr. Exch. Pfd.+# ...............           55,000      8,112,500
Granite Broadcasting Corp. Cv. Exch. Pfd. ...................          114,700      6,523,562
Granite Broadcasting Corp. Exch. Pfd.# ......................           12,904     14,710,560
                                                                                    ---------
                                                                                   30,899,502
                                                                                    ---------
NATURAL GAS 0.2%
International Utility Structures Inc. Exch. Pfd.+# ..........            1,750      1,833,125
                                                                                    ---------
OIL 0.9%
Clark U.S.A. Inc. Sr. Exch. Pfd. # ..........................            9,224     10,169,460
                                                                                    ---------
HOSPITAL SUPPLY 0.3%
Laboratory Corp. of America Exch. Pfd. Series A * ...........           74,500      3,566,688
                                                                                    ---------
PERSONAL CARE 0.0%
Renaissance Cosmetics Inc. Series C Sr. Pfd.* ...............            1,231        123,100
                                                                                    ---------
PRINTING & PUBLISHING 4.3%
Hollinger International, Inc. Cv. Pfd. ......................        2,252,000     32,231,750
Primedia Inc. Exch. Pfd. Series D ...........................           80,000      8,500,000
Primedia Inc. Exch. Pfd. Series F ...........................           64,500      6,611,250
                                                                                    ---------
                                                                                   47,343,000
                                                                                   ----------
RETAIL TRADE 1.5%
North Atlantic Trading Inc. Sr. Pfd.*# ......................          173,803      4,736,132
Supermarkets General Holdings Corp. Exch. Pfd.# .............          568,540     11,939,340
                                                                                   ----------
                                                                                   16,675,472
                                                                                   ----------
TELEPHONE 1.0%
ICG Holdings Inc. Exch. Pfd.* ...............................            8,688     10,686,240
                                                                                   ----------
TOBACCO 0.2%
DECS Trust Exch. Pfd. .......................................          148,000      2,590,000
                                                                                  -----------
Total Preferred Stocks (Cost $149,516,548) ..................                     163,636,572
                                                                                  -----------
COMMON STOCKS & OTHER 7.0%
Advanced Radio Telecom Corp. Wts.* ..........................           52,500      1,124,550
American Communications Services, Inc. Wts.*+ ...............            9,500      1,520,000
American Telecasting Inc. Wts.* .............................           41,130         41,130
Ameriking Inc. Com.*+ .......................................            4,775        238,750
Anacomp Inc. Com.* ..........................................          873,507     13,320,982
Anacomp Inc. Wts.* ..........................................           25,940        184,012
Axia Holding Corp. Com.*(+) .................................            2,250        227,250
Bar Technologies Inc. Wts.*+ ................................            4,250        255,000
Belle Casinos Inc. Wts.*+ ...................................            1,400             14
Boomtown Inc. Wts.*+ ........................................            7,250              7
Celcaribe SA Trust Certificates *+ ..........................          944,706      3,778,824
Central Rents Inc. Com.*+ ...................................            5,250        288,750
Chatwins Group Inc. Wts.*+ ..................................            7,000          7,000
CHC Helicopter Corp. Wts.*(+) ...............................           46,000        138,000
CHI Energy Inc. Cl. B Wts.* .................................            5,052             50
CHI Energy Inc. Cl. C Wts.* .................................            3,279             33
Clearnet Communications Inc. Wts.* ..........................           78,705        826,402
County Seat Holdings Inc. Wts.*(+) ..........................            2,000             20
Crown Packaging Enterprises Ltd. Com.* ......................        1,170,000         11,700
Crown Packaging Holdings Ltd. Wts. *+ .......................           20,750         10,375
Dr Pepper Bottling Holdings Inc. Cl. A Com.* ................           50,000      1,400,000
Econophone Inc. Wts.*+ ......................................           14,750        590,000
Empire Gas Corp. Wts.*(+) ...................................            2,760          2,760
Equitable Bag Inc. Com.* ....................................        1,347,600        539,040
Fitzgeralds South Inc. Wts.*(+) .............................            3,750         37,500
Fred Meyer Inc. Com.* .......................................          197,230      9,109,563
Golden Ocean Group Ltd. Com.*+ ..............................            5,500         27,500
Goldriver Hotel & Casino Corp. Cl. B Com.*(+) ...............           52,500          6,563
Goldriver Hotel & Casino Corp. Liquidation
  Trust Units*(+) ...........................................        5,250,000         66,675
Heartland Wireless Communications, Inc. Wts.*(+) ............           37,500            375
ICF Kaiser International Inc. Wts. * ........................           49,200         24,600
Indspec Chemical Corp. Wts.*(+)@ ............................              506      1,098,875
Insight Communications L.P. Unit *(+) .......................          105,500        105,500
Intelcom Group, Inc. Wts.*(+) ...............................           21,450        536,250
Intermedia Communications Inc. Wts.*+ .......................            1,500        241,500
Ionica PLC Wts.*+ ...........................................            9,500        950,000
Jewel Recovery L.P. Units *(+) ..............................           82,595            826
Ladish Inc. Com.*(+) ........................................           86,667      1,332,500
Ladish Inc. Wts.*(+) ........................................          150,946      2,139,657
Lyondell Petrochemical Co. Com. .............................          550,000     18,734,375
Mail-Well Holdings, Inc. Com.*(+) ...........................           21,307        807,003
Motels of America Inc. Com.*+ ...............................            5,500         55,000
Nextel Communications Inc. Cl. A Com.* ......................           41,442      1,398,668
Nextel Communications Inc. Wts.* ............................            1,250          3,613
NS Group Inc. Wts.*+ ........................................           13,250      1,987,500
Orion Network Systems Inc. Wts.*+ ...........................           14,500        174,000
Pagemart Inc. Wts.*+ ........................................           21,850        163,875
Pagemart Nationwide Inc. Com.*+ .............................           18,375        158,484
Paging Brazil Holdings Co. LLC Cl. B Com.*+ .................              750              8
Pegasus Communications Corp. Cl. A Com.*+ ...................            8,461        194,603
Powertel Inc. Wts.* .........................................            8,480         89,040
Primus Telecommunications Group Wts.*+ ......................            6,500         19,500
Protection One Inc. Wts.*+ ..................................           10,400        140,400
Renaissance Cosmetics Inc. Wts.*+ ...........................            3,000          2,010
RSL Communications Ltd. Wts.*+ ..............................           13,500      1,215,000
Sabreliner Corp. Wts.*+ .....................................            1,750         17,500
Seven-Up/RC Bottling Co. of
  Southern California Com.* .................................          472,500      5,670,000
Sheffield Steel Corp. Com.*+ ................................           38,750        116,250
Tom Brown, Inc. Com.* .......................................          180,000      4,027,500
Town & Country Corp. Cl. A Com.*+ ...........................          195,632         12,227
Vestar/LPA Investment Corp. Com. *+ .........................           14,250        199,500
Viatel Inc. Com.* ...........................................          108,300      1,489,125
Waxman Industries Inc. Wts.*+ ...............................          236,000        590,000
Wireless One Inc. Wts.*+ ....................................           16,500            165
Wireless One Inc. Wts.* .....................................           27,250          1,363
                                                                                   ----------
Total Common Stocks & Other (Cost $45,124,272) ..............                      77,449,242
                                                                                   ----------
SHORT-TERM INVESTMENTS 4.5%
Navigator Securities Lending Prime Portfolio ................       49,602,170     49,602,170
                                                                                   ----------
Total Short-Term Investments (Cost $49,602,170) .............                      49,602,170
                                                                                   ----------

--------------------------------------------------------------------------------------------------------------------
                                                      PRINCIPAL              MATURITY
                                                        AMOUNT                 DATE
--------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER 0.8%
Ford Motor Credit Co., 5.62% ....................        $6,902,000            4/01/1998                6,902,000
Merrill Lynch & Co. Inc., 5.85% .................         2,149,000            4/03/1998                2,148,302
                                                                                                   --------------
Total Commercial Paper (Cost $9,050,302) ...............................................                9,050,302
                                                                                                   --------------
REPURCHASE AGREEMENTS 0.3%
State Street Bank and Trust Co., dated 3/31/98,
  4.25%, repurchase proceeds $3,619,427,
  collateralized by $3,655,000 U.S. Treasury
  Note, 6.00%, due 5/31/98, market value
  $3,731,897 ....................................         3,619,000            4/01/1998                3,619,000
                                                                                                   ---------------
Total Repurchase Agreements (Cost $3,619,000) ..........................................                3,619,000
                                                                                                   ---------------
Total Investments (Cost $1,082,661,810) - 102.6% .......................................            1,135,885,738
Cash and Other Assets, Less Liabilities - (2.6%) .......................................              (28,938,411)
                                                                                                   ---------------
Net Assets - 100.0% ....................................................................           $1,106,947,327
                                                                                                   ==============
Federal Income Tax Information (Note 1):
At March 31, 1998, the net  unrealized appreciation of
  investments based on cost for Federal income tax purposes
  of $1,082,752,776 was as follows:
Aggregate gross unrealized appreciation for all investments
  in which there is an excess of value over tax cost ...........                                     $  113,349,339
Aggregate gross unrealized depreciation for all investments
  in which there is an excess of tax cost over value .........                                        (60,216,377)
                                                                                                   --------------
                                                                                                   $   53,132,962
                                                                                                   ==============

*      Nonincome-producing securities.
#      Payments of income may be made in cash or in the form of additional securities.
[ ]    Security is in default.
@ Security valued under consistently applied procedures established by the Trustees.
(+) Security restricted as to public resale. At March 31, 1998, there were no outstanding unrestricted securities of the same class as those held. The total cost and market value of restricted securities owned at March 31, 1988 were $3,069,732 and $6,499,754 (0.59% of net assets), respectively.
+ Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such secur ities among certain qualified institutional buyers. The total cost and market value of Rule 144A securities owned at March 31, 199 8 were $184,880,691 and $195,186,462 (17.63% of net assets), respectively.

Forward currency exchange contracts outstanding at March 31, 1998, are as follows:

                                                                                          UNREALIZED
                                                                          CONTRACT       APPRECIATION      DELIVERY
                                                      TOTAL VALUE           PRICE       (DEPRECIATION)       DATE
----------------------------------------------------------------------------------------------------------------------
Sell Canadian dollars, Buy U.S. dollars                 5,900,000 CAD      0.70388 CAD      $(13,608)         4/23/98
Sell Canadian dollars, Buy U.S. dollars                 7,950,000 CAD      0.69575 CAD       (82,964)         4/23/98
                                                                                            --------
                                                                                            $(96,572)
                                                                                            ========

-------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------------------
March 31, 1998

ASSETS
Investments, at value (Cost $1,082,661,810) (Note 1)                         $1,135,885,738
Cash ..................................................................                 550
Receivable for securities sold ........................................          25,009,620
Interest and dividends receivable .....................................          19,531,452
Receivable for fund shares sold .......................................           2,120,571
Other assets ..........................................................              42,064
                                                                             --------------
                                                                              1,182,589,995
LIABILITIES
Payable for collateral received on securities loaned                             49,602,170
Payable for securities purchased ......................................          20,234,615
Dividends payable .....................................................           3,066,601
Payable for fund shares redeemed ......................................             926,864
Accrued management fee (Note 2) .......................................             601,873
Accrued distribution and service fees (Note 4) ........................             446,852
Accrued transfer agent and shareholder services
  (Note 2) ............................................................             395,992
Payable for open forward contracts ....................................              96,572
Accrued trustees' fees (Note 2) .......................................              20,849
Other accrued expenses ................................................             250,280
                                                                             --------------
                                                                                 75,642,668
                                                                             --------------
NET ASSETS                                                                   $1,106,947,327
                                                                             ==============
Net Assets consist of:
  Undistributed net investment income .................................        $  2,927,957
  Unrealized appreciation of investments ..............................          53,223,928
  Unrealized depreciation of forward contracts ........................             (96,572)
  Accumulated net realized gain .......................................          11,432,291
  Paid-in capital .....................................................       1,039,459,723
                                                                             --------------
                                                                             $1,106,947,327
                                                                             ==============
Net Asset Value and redemption price per share of
  Class A shares ($718,705,462 / 108,622,224 shares) ..................               $6.62
                                                                                      =====
Maximum Offering Price per share of Class A shares ($6.62 / .955) .....               $6.93
                                                                                      =====
Net Asset Value and offering price per share of Class
  B shares ($345,796,702 / 52,518,757 shares)* ........................               $6.58
                                                                                      =====
Net Asset Value and offering price per share of Class
  C shares ($34,585,642 / 5,248,228 shares)* ..........................               $6.59
                                                                                      =====
Net Asset Value, offering price and redemption price
  per share of Class S shares ($7,859,521 /
  1,194,458 shares) ...................................................               $6.58
                                                                                      =====

--------------------------------------------------------------------------------------------------
* Redemption price per share for Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------------------------
For the year ended March 31, 1998

INVESTMENT INCOME
Interest (Note 1) .......................................................      $ 92,947,365
Dividends ...............................................................        11,487,180
                                                                               ------------
                                                                                104,434,545
EXPENSES
Management fee (Note 2) .................................................         6,649,051
Transfer agent and shareholder services (Note 2) ........................         1,425,207
Service fee - Class A (Note 4) ..........................................         1,717,282
Distribution and service fees - Class B (Note 4) ........................         2,974,244
Distribution and service fees - Class C (Note 4) ........................           313,708
Custodian fee ...........................................................           237,186
Reports to shareholders .................................................           209,197
Registration fees .......................................................            85,251
Audit fee ...............................................................            44,743
Trustees' fees (Note 2) .................................................            38,729
Legal fees ..............................................................            19,029
Miscellaneous ...........................................................            31,842
                                                                               ------------
                                                                                 13,745,469
                                                                               ------------
Net investment income ...................................................        90,689,076
                                                                               ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FOREIGN CURRENCY AND FORWARD CONTRACTS
Net realized gain on investments (Notes 1 and 3) ........................        37,778,193
Net realized loss on forward contracts and foreign
  currency (Note 1) .....................................................            (7,455)
                                                                               ------------
  Total net realized gain ...............................................        37,770,738
                                                                               ------------
Net unrealized appreciation of investments ..............................        64,000,857
Net unrealized depreciation of forward contracts ........................           (96,572)
                                                                               ------------
  Total net unrealized appreciation .....................................        63,904,285
                                                                               ------------
Net gain on investments, foreign currency and forward contracts .........       101,675,023
                                                                               ------------
Net increase in net assets resulting from operations                           $192,364,099
                                                                               ============

STATE STREET RESEARCH HIGH INCOME FUND

------------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------

                                                                       YEARS ENDED MARCH 31
                                                                --------------------------------------
                                                                   1997                    1998
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income .....................................     $  86,554,756           $   90,689,076
Net realized gain on investments,
  foreign currency and forward
  contracts ...............................................         5,358,925               37,770,738
Net unrealized appreciation
  (depreciation) of investments and
      forward contracts ...................................        (6,463,064)              63,904,285
                                                                -------------           --------------
Net increase resulting from operations                             85,450,617              192,364,099
                                                                -------------           --------------
Dividends from net investment income:
  Class A .................................................       (58,427,483)             (64,944,093)
  Class B .................................................       (18,222,317)             (26,096,802)
  Class C .................................................        (1,682,938)              (2,736,047)
  Class S .................................................          (463,672)                (661,138)
                                                                -------------           --------------
                                                                  (78,796,410)             (94,438,080)
                                                                -------------           --------------
Net increase from fund share
  transactions (Note 5) ...................................        94,267,308               56,789,130
                                                                -------------           --------------
Total increase in net assets ..............................       100,921,515              154,715,149

NET ASSETS
Beginning of year .........................................       851,310,663              952,232,178
                                                                -------------           --------------
End of year (including undistributed net investment income
  of $6,713,699 and $2,927,957, respectively) .............     $ 952,232,178           $1,106,947,327
                                                                =============           ==============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
March 31, 1998

Note 1
State Street Research High Income Fund (the "Fund"), is a series of State Street Research Income Trust (the "Trust"), which was organized as a Massachusetts business trust on December 23, 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced operations in August, 1986. The Trust consists presently of two separate funds: State Street Research High Income Fund and State Street Research Managed Assets.

The investment objective of the Fund is to seek, primarily, high current income and, secondarily, capital appreciation, from investments in fixed income securities. In selecting investments for the Fund, the investment manager seeks to identify those fixed income securities which it believes will not involve undue risk. Certain of the Fund's investments, however, may be considered predominantly speculative.

The Fund offers four classes of shares. Before November 1, 1997, Class C shares were designated Class D and Class S shares were designated Class C. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION
Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. If not quoted on the NASDAQ system, such securities are valued at prices obtained from independent brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Trustees.

B. FORWARD CONTRACTS AND FOREIGN CURRENCIES
The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

Securities quoted in foreign currencies are translated in U.S. dollars at the current exchange rate. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

D. NET INVESTMENT INCOME
Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. Certain fixed income and preferred securities held by the Fund pay interest or dividends in the form of additional securities (payment-in-kind securities). Interest income on payment-in-kind fixed income securities is recorded using the effective-interest method. Dividend income on payment-in-kind preferred securities is recorded at the market value of securities received. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated between both funds in the Trust.

E. DIVIDENDS
Dividends are declared daily based upon projected net investment income and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatment of accrued interest on defaulted bonds.

F. FEDERAL INCOME TAXES
No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the Fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the Fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 1996 through March 31, 1997, the Fund incurred net capital losses of $5,068,197 and has deferred and treated such losses as arising in the fiscal year ended March 31, 1998.

G. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. SECURITIES LENDING
The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. At March 31, 1998, the value of the securities loaned and the value of collateral were $48,574,052 and $49,602,170, respectively. During the year ended March 31, 1998, income from securities lending amounted to $29,438 and is included in interest income.

NOTE 2
The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.65% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended March 31, 1998, the fees pursuant to such agreement amounted to $6,649,051.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended March 31, 1998, the amount of such expenses was $312,377.

The fees of the Trustees not currently affiliated with the Adviser amounted to $38,729 during the year ended March 31, 1998.

NOTE 3
For the year ended March 31, 1998, purchases and sales of securities, exclusive of short-term investments, aggregated $741,366,581 and $689,925,487, respectively.

NOTE 4
The Trust has adopted a Plan of Distribution pursuant to Rule
12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class C shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class C shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended March 31, 1998, fees pursuant to such plan amounted to $1,717,282, $2,974,244 and $313,708 for Class A, Class B and Class C shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $262,404 and $1,484,263, respectively, on sales of Class A shares of the Fund during the year ended March 31, 1998, and that MetLife Securities, Inc. earned commissions aggregating $1,419,437 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges aggregating $604,906 and $7,193 on redemptions of Class B and Class C shares, respectively, during the same period.

NOTE 5
The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.

Share transactions were as follows:

                                                        YEARS ENDED MARCH 31
                              -------------------------------------------------------------------------
                                              1997                                 1998
                              ------------------------------------  -----------------------------------
CLASS A                            SHARES             AMOUNT             SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold ................       15,602,119       $  94,973,592        12,963,682      $  82,425,854
Issued upon reinvestment of
dividends from net
investment income ..........        6,212,698          37,840,814         6,618,274         42,225,833
Shares repurchased .........      (20,888,291)       (127,047,788)      (20,544,433)      (130,474,889)
                                  -----------       -------------       -----------      -------------
Net increase (decrease) ....          926,526       $   5,766,618          (962,477)     $  (5,823,202)
                                  ===========       =============       ===========      =============


CLASS B                            SHARES             AMOUNT             SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold ................       15,907,481       $  96,551,028        14,827,294      $  93,945,959
Issued upon reinvestment of
  dividends from net
  investment income ........        1,668,549          10,129,956         2,307,608         14,730,736
Shares repurchased .........       (5,605,180)        (33,954,283)       (7,925,211)       (50,115,631)
                                  -----------       -------------        ----------      -------------
Net increase ...............       11,970,850       $  72,726,701         9,209,691      $  58,561,064
                                  ===========       =============        ==========      =============

CLASS C (FORMERLY CLASS D)         SHARES             AMOUNT             SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold ................        2,630,966       $  16,046,241         2,027,089      $  12,888,653
Issued upon reinvestment of
dividends from net
investment income ..........          163,926             998,823           284,960          1,810,521
Shares repurchased .........         (609,727)         (3,694,815)       (1,821,119)       (11,592,323)
                                  -----------       -------------       -----------      -------------
Net increase ...............        2,185,165       $  13,350,249           490,930      $   3,106,851
                                  ===========       =============       ===========      =============

CLASS S (FORMERLY CLASS C)         SHARES             AMOUNT             SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold ................          733,872       $   4,470,033           412,049      $   2,620,376
Issued upon reinvestment of
dividends from net
investment income ..........           58,765             357,467            85,387            542,346
Shares repurchased .........         (394,609)         (2,403,760)         (349,262)        (2,218,305)
                                  -----------       -------------       -----------      -------------
Net increase ...............          398,028       $   2,423,740           148,174      $     944,417
                                  ===========       =============       ===========      =============


STATE STREET RESEARCH HIGH INCOME FUND
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------------

For a share outstanding throughout each year:
                                                                                CLASS A
                                         ----------------------------------------------------------------------------------------
                                                                         YEARS ENDED MARCH 31
                                         ----------------------------------------------------------------------------------------
                                                 1994             1995(1)           1996(1)           1997(1)         1998(1)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR($)         6.32                6.43              5.80              5.95              6.01
                                              ----                ----              ----              ----              ----
  Net investment income ($)                   0.66                0.61              0.52              0.59              0.58
  Net realized and unrealized gain
    (loss) on investments, foreign
    currency and forward contracts
    ($)                                       0.22               (0.58)             0.20             (0.01)             0.63
                                              ----                ----              ----              ----              ----
TOTAL FROM INVESTMENT OPERATIONS ($)          0.88                0.03              0.72              0.58              1.21
                                              ----                ----              ----              ----              ----
  Dividends from net investment
    income ($)                               (0.62)              (0.60)            (0.56)            (0.52)            (0.60)
  Distributions from net realized
    gains ($)                                (0.15)              (0.06)            (0.01)               --                --
                                              ----                ----              ----              ----              ----
TOTAL DISTRIBUTIONS ($)                      (0.77)              (0.66)            (0.57)            (0.52)            (0.60)
                                              ----                ----              ----              ----              ----
NET ASSET VALUE, END OF YEAR ($)              6.43                5.80              5.95              6.01              6.62
                                              ====                ====              ====              ====              ====
Total return(3) (%)                          14.58                1.80             12.85             10.30             20.98

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($
thousands)                                 650,755             618,462           646,473           658,413           718,705
Ratio of operating expenses to
  average net assets (%)                      1.16                1.23              1.17              1.10              1.10
Ratio of net investment income to
  average net assets (%)                     10.41               10.19              8.88              9.70              9.10
Portfolio turnover rate (%)                  24.36               31.55             56.47             81.75             70.53
Average commission rate(6) ($)                  --                  --                --            0.0152            0.0075

                                                                                CLASS B
                                         ------------------------------------------------------------------------------------------
                                                                         YEARS ENDED MARCH 31
                                         ------------------------------------------------------------------------------------------
                                               1994(2)            1995(1)           1996(1)           1997(1)         1998(1)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)        6.34                6.42              5.79              5.93              5.98
                                              ----                ----              ----              ----              ----
  Net investment income ($)                   0.51                0.57              0.46              0.55              0.53
  Net realized and unrealized gain
    (loss) on investments, foreign
    currency and forward contracts ($)        0.15               (0.58)             0.21             (0.02)             0.62
                                              ----                ----              ----              ----              ----
TOTAL FROM INVESTMENT OPERATIONS ($)          0.66               (0.01)             0.67              0.53              1.15
                                              ----                ----              ----              ----              ----
  Dividends from net investment
    income ($)                               (0.48)              (0.56)            (0.52)            (0.48)            (0.55)
  Distributions from net realized
    gains ($)                                (0.10)              (0.06)            (0.01)               --                --
                                              ----                ----              ----              ----              ----
TOTAL DISTRIBUTIONS ($)                      (0.58)              (0.62)            (0.53)            (0.48)            (0.55)
                                              ----                ----              ----              ----              ----
NET ASSET VALUE, END OF YEAR ($)              6.42                5.79              5.93              5.98              6.58
                                              ====                ====              ====              ====              ====
Total return(3) (%)                          10.76(4)             0.89             12.06              9.35             20.02

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($
  thousands)                                 67,337             117,767           185,735           259,077           345,797
Ratio of operating expenses to
  average net assets (%)                      1.93(5)             1.98              1.92              1.85              1.85
Ratio of net investment income to
  average net assets (%)                     10.32(5)             9.65              7.95              9.01              8.36
Portfolio turnover rate (%)                  24.36               31.55             56.47             81.75             70.53
Average commission rate(6) ($)                  --                  --                --            0.0152            0.0075
---------------------------------------------------------------------------------------------------------------------------------

  (1)  Per-share figures have been calculated using the average shares method.
  (2)  June 1, 1993 (commencement of share class designations) to March 31,
       1994.
  (3)  Does not reflect any front-end or contingent deferred sales charges.
  (4)  Not annualized.
  (5)  Annualized.
  (6) Average commission rate per share paid by the Fund for security trades on which commissions are charged beginning with the fiscal year ended March 31, 1997.

                                                                      Class C (Formerly Class D)
                                         ---------------------------------------------------------------------------------------
                                                                         Years ended March 31
                                         ---------------------------------------------------------------------------------------
                                               1994(2)            1995(1)           1996(1)           1997(1)         1998(1)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR($)         6.34                6.42              5.79              5.93              5.99
                                              ----                ----              ----              ----              ----
  Net investment income ($)                   0.51                0.58              0.46              0.54              0.53
  Net realized and unrealized gain
    (loss) on investments, foreign
    currency and forward contracts ($)        0.15               (0.59)             0.21             (0.00)             0.62
                                              ----                ----              ----              ----              ----
TOTAL FROM INVESTMENT OPERATIONS ($)          0.66               (0.01)             0.67              0.54              1.15
                                              ----                ----              ----              ----              ----
  Dividends from net investment
    income ($)                               (0.48)              (0.56)            (0.52)            (0.48)            (0.55)
  Distributions from net realized
    gains ($)                                (0.10)              (0.06)            (0.01)               --                --
                                              ----                ----              ----              ----              ----
TOTAL DISTRIBUTIONS ($)                      (0.58)              (0.62)            (0.53)            (0.48)            (0.55)
                                              ----                ----              ----              ----              ----
NET ASSET VALUE, END OF YEAR ($)              6.42                5.79              5.93              5.99              6.59
                                              ====                ====              ====              ====              ====
Total return(3) (%)                          10.74(4)             0.88             12.05              9.52             19.99

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($
thousands)                                   2,661               6,766            15,262            28,488            34,586
Ratio of operating expenses to
  average net assets (%)                      1.93(5)             1.98              1.92              1.85              1.85
Ratio of net investment income to
  average net assets (%)                     10.32(5)             9.81              7.91              9.09              8.35
Portfolio turnover rate (%)                  24.36               31.55             56.47             81.75             70.53
Average commission rate(6) ($)                  --                  --                --            0.0152            0.0075

                                                                      Class S (Formerly Class C)
                                         ------------------------------------------------------------------------------------------
                                                                         Years ended March 31
                                         ------------------------------------------------------------------------------------------
                                               1994(2)            1995(1)           1996(1)           1997(1)         1998(1)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR($)         6.34                6.42              5.78              5.92              5.98
                                              ----                ----              ----              ----              ----
  Net investment income ($)                   0.57                0.64              0.53              0.61              0.59
  Net realized and unrealized gain
    (loss) on investments, foreign
    currency and forward contracts
    ($)                                       0.14               (0.60)             0.20             (0.01)             0.63
                                              ----                ----              ----              ----              ----
TOTAL FROM INVESTMENT OPERATIONS ($)          0.71                0.04              0.73              0.60              1.22
                                              ----                ----              ----              ----              ----
  Dividends from net investment
    income ($)                               (0.53)              (0.62)            (0.58)            (0.54)            (0.62)
  Distributions from net realized
    gains ($)                                (0.10)              (0.06)            (0.01)               --                --
                                              ----                ----              ----              ----              ----
TOTAL DISTRIBUTIONS ($)                      (0.63)              (0.68)            (0.59)            (0.54)            (0.62)
                                              ----                ----              ----              ----              ----
NET ASSET VALUE, END OF YEAR ($)              6.42                5.78              5.92              5.98              6.58
                                              ====                ====              ====              ====              ====
Total return(3) (%)                          11.67(4)             1.73             13.19             10.63             21.22

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($
  thousands)                                   851               2,579             3,840             6,255             7,860
Ratio of operating expenses to
  average net assets (%)                      0.93(5)             0.98              0.92              0.85              0.85
Ratio of net investment income to
  average net assets (%)                     11.32(5)            10.85              8.97             10.04              9.36
Portfolio turnover rate (%)                  24.36               31.55             56.47             81.75             70.53
Average commission rate(6) ($)                  --                  --                --            0.0152            0.0075
------------------------------------------------------------------------------------------------------------------------------

  (1)  Per-share figures have been calculated using the average shares method.
  (2)  June 1, 1993 (commencement of share class designations) to March 31,
       1994.
  (3)  Does not reflect any front-end or contingent deferred sales charges.
  (4)  Not annualized.
  (5)  Annualized.
  (6) Average commission rate per share paid by the Fund for security trades on which commissions are charged beginning with the fiscal year ended March 31, 1997.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH INCOME TRUST AND
THE SHAREHOLDERS OF STATE STREET RESEARCH HIGH INCOME FUND:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research High Income Fund (a series of State Street Research Income Trust, hereafter referred to as the "Trust") at March 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1998 by correspondence with the custodian and brokers and the application of alternative procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
May 8, 1998

STATE STREET RESEARCH HIGH INCOME FUND

--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

High Income Fund was among the top performers in its category for the 12-month period ended March 31, 1998. The Fund's 20.98% return (without sales charge) on Class A shares, outpaced most of the 199 high current yield funds tracked by Lipper Analytical Services Inc. According to Lipper, the average high current yield fund produced a 16.94% return. High Income Fund also outperformed the First Boston High Yield Index, which rose 14.33% and the Lehman Brothers Aggregate Bond Index, which rose 11.99%.

A positive economic environment for high-yield bonds and good security and industry selection contributed to the Fund's successful year. Portfolio strategy changed little over the 12 months. The Fund continued to invest the largest portion of its assets in technology/communications, consumer goods and broadcasting areas. These industries benefited from deregulation, new technologies, and high product demand for voice, data, wire and wireless communications. We reduced oil industry bonds from the portfolio, because their prices had risen to a level at which we thought they were overvalued.

We began to upgrade the quality of the portfolio by adding higher-rated securities. While we expect the environment to remain positive, we believe there is a need for vigilance.

March 31, 1998

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. In January 1994, the Fund changed its investment objective to include capital appreciation as a secondary part of its objective and to allow greater use of lower-rated securities, and convertible and preferred securities. Performance for a class may include periods prior to the adoption of class designations in 1993, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance. Performance reflects maximum 4.5% "A" share front-end sales charge, or 5% "B" share or 1% "C" share contingent deferred sales charges, where applicable. "S" shares, offered without a sales charge, are available through certain employee benefit plans and special programs. The First Boston High Yield Index is a commonly used measure of bond market performance. The index is unmanaged and does not take transaction charges into consideration. The Lehman Brothers Aggregate Bond Index is a market-value weighted index of fixed-rate debt issues, including U.S. Treasury, agency, and corporate bond issues, and mortgage/backed securities. Direct investment in the indices is not possible; results are for illustrative purposes only. Before November 1, 1997, Class C shares were designated Class D, and Class S shares were designated Class C.

                          CHANGE IN VALUE OF $10,000
                  BASED ON THE FIRST BOSTON HIGH YIELD INDEX
                    COMPARED TO CHANGE IN VALUE OF $10,000
                         INVESTED IN HIGH INCOME FUND


CLASS A SHARES

     AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
1 Year         5 Years        10 Years
------         -------        --------
+15.54%        +10.90%        +10.64%

        High Income Fund        S&P 500
---------------------------------------
3/88       $ 9,550              $10,000
3/89        10,730               10,940
3/90        10,010               10,520
3/91        10,260               11,980
3/92        13,190               15,720
3/93        15,650               18,130
3/94        17,930               19,940
3/95        18,260               20,900
3/96        20,600               23,930
3/97        22,720               26,730
3/98        27,492               30,555

CLASS B SHARES

     AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
1 Year         5 Years        10 Years
------         -------        --------
+15.02%        +10.77%        +10.71%

        High Income Fund        S&P 500
---------------------------------------
3/88       $10,000              $10,000
3/89        11,230               10,940
3/90        10,480               10,520
3/91        10,710               11,980
3/92        13,910               15,720
3/93        16,390               18,130
3/94        18,640               19,940
3/95        18,810               20,900
3/96        21,080               23,930
3/97        23,050               26,730
3/98        27,658               30,555

CLASS C SHARES

     AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
1 Year         5 Years        10 Years
------         -------        --------
+18.99%        +11.05%        +10.72%

        High Income Fund        S&P 500
---------------------------------------
3/88       $10,000              $10,000
3/89        11,230               10,940
3/90        10,480               10,520
3/91        10,710               11,980
3/92        13,810               15,720
3/93        16,390               18,130
3/94        18,640               19,940
3/95        18,800               20,900
3/96        21,070               23,930
3/97        23,070               26,730
3/98        27,681               30,555

CLASS S SHARES

     AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
1 Year         5 Years        10 Years
------         -------        --------
+21.22%        +12.10%        +11.24%

        High Income Fund        S&P 500
---------------------------------------
3/88       $10,000              $10,000
3/89        11,230               10,940
3/90        10,480               10,520
3/91        10,710               11,980
3/92        13,810               15,720
3/93        16,390               18,130
3/94        18,790               19,940
3/95        19,120               20,900
3/96        21,640               23,930
3/97        23,940               26,730
3/98        29,018               30,555

STATE STREET RESEARCH HIGH INCOME FUND

---------------------------------------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH INCOME TRUST
---------------------------------------------------------------------------------------------------------------

FUND INFORMATION                           OFFICERS                               TRUSTEES

STATE STREET RESEARCH                      RALPH F. VERNI                         RALPH F. VERNI
HIGH INCOME FUND                           Chairman of the Board,                 Chairman of the Board,
One Financial Center                       President and                          President, Chief Executive
Boston, MA 02111                           Chief Executive Officer                Officer and Director,
                                                                                  State Street Research &
INVESTMENT ADVISER                         PETER C. BENNETT                       Management Company
State Street Research &                    Vice President
Management Company
One Financial Center                       BARTLETT R. GEER                       STEVE A. GARBAN
Boston, MA 02111                           Vice President                         Retired; formerly Senior Vice
                                                                                  President for Finance and
DISTRIBUTOR                                JOHN H. KALLIS                         Operations and Treasurer, The
State Street Research                      Vice President                         Pennsylvania State University
Investment Services, Inc.
One Financial Center                       THOMAS A. SHIVELY
Boston, MA 02111                           Vice President                         MALCOLM T. HOPKINS
                                                                                  Former Vice Chairman of the
SHAREHOLDER SERVICES                       GERARD P. MAUS                         Board and Chief Financial
State Street Research                      Treasurer                              Officer, St. Regis Corp.
Service Center
P.O. Box 8408                              JOSEPH W. CANAVAN
Boston, MA 02266-8408                      Assistant Treasurer                    EDWARD M. LAMONT
1-800-562-0032                                                                    Formerly in banking (Morgan
                                           DOUGLAS A. ROMICH                      Guaranty Trust Company of
CUSTODIAN                                  Assistant Treasurer                    New York); presently engaged
State Street Bank and                                                             in private investments and
Trust Company                              FRANCIS J. MCNAMARA, III               civic affairs
225 Franklin Street                        Secretary and General Counsel
Boston, MA 02110
                                           DARMAN A. WING                         ROBERT A. LAWRENCE
LEGAL COUNSEL                              Assistant Secretary and                Associate, Saltonstall & Co.
Goodwin, Procter & Hoar LLP                Assistant General Counsel
Exchange Place
Boston, MA 02109                           AMY L. SIMMONS                         DEAN O. MORTON
                                           Assistant Secretary                    Retired; formerly Executive
INDEPENDENT ACCOUNTANTS                                                           Vice President, Chief
Price Waterhouse LLP                                                              Operating Officer and Director,
160 Federal Street                                                                Hewlett-Packard Company
Boston, MA 02110

                                                                                  TOBY ROSENBLATT
                                                                                  President,
                                                                                  The Glen Ellen Company
                                                                                  Vice President,
                                                                                  Founders Investments Ltd.

                                                                                  MICHAEL S. SCOTT MORTON
                                                                                  Jay W. Forrester Professor of
                                                                                  Management, Sloan School of
                                                                                  Management, Massachusetts
                                                                                  Institute of Technology

STATE STREET RESEARCH HIGH INCOME FUND                      -------------------
One Financial Center                                             Bulk Rate
Boston, MA 02111                                               U.S. Postage
                                                                   PAID
                                                                Permit #20
                                                            Holliston, MA 01746
                                                            -------------------



QUESTIONS? COMMENTS?

CALL us at 1-800-562-0032 or

WRITE us at:
     State Street Research
     Service Center
     P.O. Box 8408
     Boston, MA 02266-8408
E-MAIL us at:
     info@ssrfunds.com
INTERNET site:
     www.ssrfunds.com

[LOGO] STATE STREET RESEARCH

This report is prepared for the general information of current shareholders.

When used in the general solicitation of investors, this report must be accompanied or preceded by a current State Street Research High Income Fund prospectus. When used after June 30, 1998, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.



CONTROL NUMBER:  4928-980520(0699)SSR-LD

                                                                   HI-271D-0598

                                        STATE STREET RESEARCH
                              ----------------------------------------
                                           MANAGED ASSETS
                              ----------------------------------------
                              ANNUAL REPORT
                              March 31, 1998

                              ----------------------------------------
                                            WHAT'S INSIDE
                              ----------------------------------------
                              FROM THE CHAIRMAN
                              Another year of solid growth

                              PORTFOLIO MANAGER'S REVIEW
                              Stocks continued to reward
                              investors

                              FUND INFORMATION
                              Facts and figures

                              PLUS, COMPLETE PORTFOLIO HOLDINGS
                              AND FINANCIAL STATEMENTS
--------------------
   DALBAR LOGO
--------------------
  For Excellence
       in
Shareholder Service

                                              STATE STREET RESEARCH FUNDS

FROM THE CHAIRMAN

[Photo of Ralph F. Verni]
DEAR SHAREHOLDER:
Americans have enjoyed another year of solid economic growth, low inflation and strong investment returns. Unemployment and interest rates remain low, and consumer confidence continues at near-record highs. Together these favorable factors have stimulated a boom in the housing market and stronger-than-expected retail sales. Not even an economic crisis in Southeast Asia could restrain the financial markets for long.

STOCKS
The stock market delivered a third consecutive year of double-digit gains despite a volatile year. In October 1997, the Dow Jones Industrial Average reported its largest one-day drop ever as investors expressed fear that Southeast Asian economic turmoil could spill over to the U.S. Common stocks dropped again early in the first quarter of 1998, as U.S. companies released lower earnings forecasts; then rose sharply through the end of the period. The technology-heavy Nasdaq, Dow Jones Industrial Average and the S&P 500 all set record highs.(1) Investors continued to seek the quality of large, blue-chip companies. However, smaller stocks with higher earnings growth and more attractive valuation picked up ground later in the first quarter of 1998.

After falling sharply in the fourth quarter of 1997, Southeast Asian stocks rallied in the new year. Malaysia, Thailand and Korean markets came back especially strong. In Europe, many major markets outperformed the U.S., bolstered by lower interest rates, low inflation, and a wave of corporate restructuring that is, by most accounts, just beginning to pick up steam. Japan had a modest gain during the first quarter of 1998, but hardly enough to offset three previous weak periods. What's more, the Japanese economy continues to sink into recession despite defensive efforts by the government to rescue the debt-laden financial sector.

BONDS
After a fourth quarter rally, bond markets steadied early in 1998. Treasuries were buoyed by the same energy cost cuts that briefly boosted the stock market. High- yield bonds were the star performers as investors sought more robust returns. Mortgage bonds have held steady, and global bond markets continue to benefit from Asia's economic difficulties.

WHAT'S AHEAD
The combination of moderate economic growth and no significant inflation is likely to keep short-term interest rates unchanged for the period ahead. Although it would be imprudent to expect the stock market to continue to generate double-digit gains, a more modest, positive trend seems likely. With inflation and government spending under control, bond markets are well positioned to reap any gains that could accrue from any future interest rate cut. In fact, the possibility that the U.S. could have its first federal budget surplus could provide the downward pressure on rates that would be necessary to lift the bond market.

As always, it makes sense for investors to put the market's short-term performance in perspective. Maintain a diversified portfolio, and let your long-term goals lead your investment decisions. Talk to your financial professional if you have any questions or concerns about the markets. Thank you for investing with State Street Research.

Sincerely,
/s/ Ralph F. Verni
Ralph F. Verni
Chairman
March 31, 1998

PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS SHAREHOLDER REPORT IS DATED AS INDICATED AND, BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA AND TRANSACTIONS, SHOULD NOT BE RELIED UPON AS BEING CURRENT THEREAFTER.

(1) The Standard & Poor's 500 Composite Index (S&P 500) is a market-value weighted index composed of 500 widely traded common stocks. The Lehman Brothers Government/ Corporate Bond Index is a commonly used measure of bond market performance. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only.
(2) Investment results are based on an assumed $10,000 investment at "A" share maximum sales charge of 4.5%; thus, the net amount invested was $9,550. Also assumes capital gain distributions accepted in shares and income dividends invested at net asset value. No adjustment has been made for income taxes payable by shareholders on income dividends or capital gain distributions.
(3)+ 28.53% for Class B shares; +28.59 for Class C shares; +29.93% for Class S shares.
(4) All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance for a class may include periods prior to the adoption of class designations in 1993, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance.
(5) Performance reflects maximum 4.5% "A" share front-end, or 5% "B" share or 1% "C" share contingent deferred sales charges. "S" shares, offered without a sales charge, are available only through certain employee benefit plans and special programs.
(6) Before November 1, 1997, Class C shares were designated Class D, and Class S shares were designated Class C.
--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended March 31, 1998)
--------------------------------------------------------------------------------
TOTAL VALUE OF $10,000 INVESTED AT FUND'S INCEPTION(2)
(Class A shares, at maximum applicable sales charge)

[graphic omitted]

              Managed Assets
------------------------------
12/88              $ 9,550
3/89                 9,960
3/90                11,030
3/91                11,480
3/92                13,010
3/93                15,150
3/94                16,810
3/95                17,070
3/96                20,920
3/97                23,530
3/98                30,501

SEC AVERAGE ANNUAL COMPOUND RATES OF RETURN
(at maximum applicable sales charge)(4)(5)(6)
------------------------------------------------------------------------------
                 LIFE OF FUND
               (since 12/29/88)        5 YEARS                   1 YEAR
------------------------------------------------------------------------------
Class A             +12.80%            +13.96%                   +23.79%
------------------------------------------------------------------------------
Class B             +12.91%            +13.93%                   +23.53%
------------------------------------------------------------------------------
Class C             +12.91%            +14.18%                   +27.59%
------------------------------------------------------------------------------
Class S             +13.50%            +15.29%                   +29.93%
------------------------------------------------------------------------------

PORTFOLIO MANAGER'S REVIEW
MANAGED ASSETS: STOCKS CONTINUED TO REWARD INVESTORS

[Photo of Peter C. Bennett]

      Peter C. Bennett
      Portfolio Manager

We spoke with Peter Bennett, portfolio manager of State Street Research Managed Assets, about the year ended March 31, 1998 and his views on the financial markets and economy in the year ahead.

Q: HOW DID THE FUND PERFORM LAST YEAR?
A: It was a good year for the Fund. Class A shares gained 29.62%, [without sales charge](3) for the 12 months ended March 31, 1998. The Fund outperformed the average flexible portfolio fund, which gained 28.72%, according to Lipper Analytical Services.

Q: WHAT ACCOUNTED FOR THE FUND'S STRONG PERFORMANCE?
A: The Fund's investments in common stock produced the biggest gains. 60% of the Fund's assets were invested in a combination of large-cap growth, small-cap growth and mid- cap value stocks. Of these, large-cap growth stocks performed best. They were the market leaders throughout most of the 12-month period.

Q: LARGE-COMPANY STOCKS HAVE BEEN MARKET LEADERS FOR MORE THAN TWO YEARS. WHAT'S DRIVING THEIR PERFORMANCE?
A: We believe three factors have contributed to the outperformance of large-company stocks. First, a good percentage of the new money coming into the stock market has come from individual mutual fund investors who tend to favor large-company names. There has also been a significant amount of money coming from foreign investors looking for high quality investments. Second, large-company stocks have benefited from the growth of indexing. Over the past several years, there's been a proliferation of mutual funds designed to match the returns of the S&P 500 Index, which emphasizes large-company stocks. Third, globalization has played a role. Many of the larger U.S. companies have been well positioned to take advantage of the opening of new markets around the world. This has boosted the profits and the stock prices of large companies. Their heavy investment in technology has improved efficiencies which also go directly to the bottom line.

Q: WHAT STRATEGIC CHANGES DID YOU MAKE IN THE PORTFOLIO?
A: Early in the period, we reduced the number of large- company growth stocks in the portfolio in favor of small- and mid-cap stocks. Even though large-company stocks continued to perform very well, the stocks of smaller companies were more attractively valued and had stronger earnings expectations. Smaller companies are also likely to benefit more from a cut in the capital gains tax. In the third quarter of 1997, small- and mid-sized company stocks outperformed those of large companies. In the fourth quarter, however, the potential fallout from the currency crisis in Southeast Asia had a negative impact on these stocks. We continue to hold these stocks in the portfolio because we believe they have the potential to grow more rapidly than large-company stocks in the months ahead.

Q: DID YOU REDUCE ANY INVESTMENTS THAT WERE DISAPPOINTING?
A: Yes, during the last quarter of 1997, we reduced the Fund's investment in oil stocks, which we had owned as a hedge against the possibility of rising inflation. The collapse of several Asian economies reduced the demand for oil. At the same time, OPEC and Venezuela were overproducing their quotas, creating an oil glut. These factors contributed to a decline in oil prices and oil company profits. Fortunately, we reduced our position before prices had declined significantly.

Q: HOW DID YOU MANAGE THE BOND PORTION OF THE PORTFOLIO?
A: We invested 30% of the Fund's assets in a mix of investment-grade, high-yield, and international bonds. All of these sectors were excellent contributors to performance at times during the year. There was strong demand for bonds from investors seeking income and diversification. High-yield debt was particularly attractive to investors, and this sector produced the best performance of the three.

Q: IN WHAT TYPES OF FOREIGN DEBT DID YOU INVEST?
A: In foreign bonds, we emphasized quality and liquidity. We focused on sovereign debt, that is, government bonds, of the English-speaking block of countries: the U.K., Australia, and New Zealand.

Q: WHAT IS YOUR OUTLOOK?
A: We believe the economy has the potential to continue to grow at a healthy rate in 1998 and that interest rates will be stable. While we are optimistic about the financial markets, we believe there is also reason for caution. Problems in Asia are likely to dampen U.S. trade with the region. As a result, many companies have lowered their profit estimates for 1998. Lower corporate profits could certainly have an impact on stock prices.

We believe the Fund is well positioned for the current investment environment. In the months ahead, we will rebalance the portfolio as we deem it necessary. We will continue to monitor economic and financial events around the world and take the actions that we think will provide the best possible results for shareholders.

March 31, 1998

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
[Graphic Omitted]
ASSET ALLOCATION
(by percentage of net assets)
Bonds               30%
Net Cash             5%
Inflation Responsive 5%
Equities            60%

TOP 5 EQUITY INDUSTRIES
(by percentage of net assets)
OIL                                           6.3%
COMPUER SOFTWARE & SERVICE                    5.4%
RETAIL TRADE                                  4.2%
INSURANCE                                     4.1%
BANKS                                         3.0%
Total 23.0%

STATE STREET RESEARCH MANAGED ASSETS

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
MARCH 31, 1998
--------------------------------------------------------------------------------

                                                                                           Value
                                                                     Shares               (Note 1)
---------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES 59.8%
BASIC INDUSTRIES 8.4%
CHEMICAL 2.4%
Agrium Inc. ....................................................        353,000       $  4,986,125
Cabot Corp.++ ..................................................        159,100          5,866,812
Cambrex Corp. ..................................................         21,050          1,060,394
Ciba Specialty Chemicals AG* ...................................         12,400          1,586,094
E.I. Du Pont De Nemours & Co. ..................................         19,900          1,353,200
OM Group Inc. ..................................................         14,700            619,238
Thiokol Corp. ..................................................         52,800          2,550,900
                                                                                      ------------
                                                                                        18,022,763
                                                                                      ------------
DIVERSIFIED 0.8%
Axia Holdings Corp.*(+) ........................................            750             75,750
Johnson Controls Inc. ..........................................         28,900          1,753,869
Mark IV Industries Inc. ........................................        127,500          2,900,625
Ogden Corp. ....................................................         40,800          1,173,000
                                                                                      ------------
                                                                                         5,903,244
                                                                                      ------------
ELECTRICAL EQUIPMENT 1.1%
Asia Pacific Wire & Cable Corp. Ltd.* ..........................        200,400          1,603,200
Essex International Inc.* ......................................         23,500            928,250
General Electric Co. ...........................................         53,300          4,593,794
Protection One Inc. Wts.*+ .....................................            800             10,800
Sony Corp.* ....................................................         16,000          1,357,102
                                                                                      ------------
                                                                                         8,493,146
                                                                                      ------------
FOREST PRODUCT 1.0%
Abitibi-Consolidated Inc. ......................................        338,800          5,145,525
Equitable Bag Inc.* ............................................         47,600             19,040
Equitable Bag Inc. Pfd.* .......................................          4,760             71,400
MacMillan Bloedel Ltd. .........................................        124,500          1,750,781
Mail-Well Holdings, Inc.*(+) ...................................         21,307            807,003
                                                                                      ------------
                                                                                         7,793,749
                                                                                      ------------
MACHINERY 1.8%
Chatwins Group Inc. Wts.*+ .....................................            500                500
Howmet International Inc.* .....................................        165,300          2,954,737
ITEQ Inc.* .....................................................        145,800          2,077,650
Sundstrand Corp. ...............................................         62,800          3,799,400
Tyco International Ltd. ........................................         79,600          4,348,150
                                                                                      ------------
                                                                                        13,180,437
                                                                                      ------------
METAL & MINING 1.1%
Bar Technologies Inc. Wts.*+ ...................................            250             15,000
Crown Packaging Holdings Ltd. Wts.*+ ...........................          3,750              1,875
General Cable Corp.* ...........................................         26,600          1,206,975
Kennametal Inc. ................................................        101,000          5,315,125
NS Group Inc. Wts.*+ ...........................................            650             97,500
Sheffield Steel Corp.*+ ........................................          1,250              3,750
Wyman-Gordon Co.* ..............................................         62,600          1,431,975
                                                                                      ------------
                                                                                         8,072,200
                                                                                      ------------
TRUCKERS 0.2%
CNF Transportation Inc. ........................................         45,600          1,638,750
                                                                                      ------------
Total Basic Industries .........................................                        63,104,289
                                                                                      ------------
CONSUMER CYCLICAL 9.3%
AIRLINE 0.4%
Aeroporti Di Roma SPA* .........................................        163,100          2,809,292
CHC Helicopter Corp. Wts.*(+) ..................................          2,000              6,000
Virgin Express Holdings PLC ADR* ...............................          9,800            232,750
                                                                                      ------------
                                                                                         3,048,042
                                                                                      ------------
AUTOMOTIVE 1.1%
Budget Group Inc. Cl. A* .......................................         16,200            607,500
Exide Corp. ....................................................        165,000          2,794,688
Gencorp Inc. ...................................................         60,500          1,860,375
Midas Inc.* ....................................................         21,983            453,399
Renault SA* ....................................................         58,200          2,591,884
                                                                                      ------------
                                                                                         8,307,846
                                                                                      ------------
BUILDING 0.1%
Golf Trust America Inc.* .......................................         12,000            376,500
Waxman Industries Inc. Wts.*+ ..................................         29,500             73,750
                                                                                      ------------
                                                                                           450,250
                                                                                      ------------
HOTEL & RESTAURANT 1.3%
CKE Restaurants Inc. ...........................................          9,460            347,655
Harrah's Entertainment Inc.* ...................................        153,900          3,780,169
Landry Seafood Restaurants Inc.* ...............................          7,800            239,850
Mirage Resorts Inc.* ...........................................        224,400          5,455,725
Motels of America Inc.*+ .......................................            500              5,000
                                                                                      ------------
                                                                                         9,828,399
                                                                                      ------------
RECREATION 2.1%
American Radio Systems Corp. Cl. A* ............................         16,900          1,072,097
American Radio Systems Corp. Series B Exch. Pfd. ...............          2,632            310,576
American Telecasting Inc. Wts.* ................................          1,250              1,250
Chancellor Media Corp. .........................................         34,900          1,601,037
Cox Communications Inc.* .......................................         39,600          1,663,200
Fitzgeralds South Inc. Wts.*(+) ................................          1,250             12,500
Goldriver Hotel & Casino Corp. Cl. B*(+) .......................         20,000              2,500
Goldriver Hotel & Casino Corp. Liquidation Trust Units*(+)              500,000              6,350
Granite Broadcasting Corp. Exch. Pfd.# .........................            288            328,320
Gtech Holdings Corp.* ..........................................         49,700          1,932,087
Heartland Wireless Communications, Inc. Wts.*(+) ...............          1,500                 15
International Game Technology Inc. .............................         76,400          1,910,000
Mattel Inc. ....................................................         49,800          1,973,325
Panavision Inc.* ...............................................          6,300            165,769
SHRP Equity Inc.* ..............................................             37                148
Steiner Leisure Ltd.* ..........................................         36,400          1,849,575
US West Inc.* ..................................................         71,600          2,488,100
Wireless One Inc. Wts.*+ .......................................            750                  8
Wireless One Inc. Wts.* ........................................          1,250                 62
                                                                                      ------------
                                                                                        15,316,919
                                                                                      ------------
RETAIL TRADE 4.2%
Blyth Industries Inc.* .........................................         13,800            470,925
Cendant Corp.* .................................................         90,700          3,593,987
Central Rents Inc.*+ ...........................................            250             13,750
CSK Auto Corp.* ................................................          8,200            184,500
Dayton Hudson Corp. ............................................         26,600          2,340,800
Fred Meyer Inc.* ...............................................          4,755            219,642
Hannaford Brothers Co. .........................................        105,800          4,701,487
Home Depot Inc. ................................................         50,200          3,385,362
InaCom Corp.* ..................................................         22,900            632,613
RETAIL TRADE (CONT'D)
Kroger Co.* ....................................................        102,900          4,752,694
Proffitts Inc.* ................................................         37,725          1,367,531
Rite Aid Corp. .................................................        123,400          4,226,450
Supermarkets General Holdings Corp. Exch. Pfd.# ................         18,200            382,200
Wal-Mart Stores, Inc. ..........................................         64,300          3,267,244
Wolters Kluwer NV* .............................................         15,300          2,186,815
                                                                                      ------------
                                                                                        31,726,000
                                                                                      ------------
TEXTILE & APPAREL 0.1%
Acme Boot Co.*+ ................................................            250                250
Columbia Sportswear Co.* .......................................          1,100             23,238
Warnaco Group Inc. Cl. A .......................................         21,500            843,875
                                                                                      ------------
                                                                                           867,363
                                                                                      ------------
Total Consumer Cyclical ........................................                        69,544,819
                                                                                      ------------
CONSUMER STAPLE 13.3%
BUSINESS SERVICE 2.2%
A.C. Nielson Corp.* ............................................        148,800          3,933,900
Apollo Group Inc. Cl. A* .......................................         39,000          1,876,875
Avis Rent A Car, Inc.* .........................................          8,800            285,450
Comverse Technology Inc.* ......................................         17,915            875,596
Dollar Thrifty Automotive Group, Inc.* .........................         16,100            362,250
Hagler Bailly Inc.* ............................................         30,400            760,000
HBO & Co. ......................................................         56,400          3,405,150
ICF Kaiser International Inc. Wts.* ............................          2,400              1,200
La Petite Academy Inc. Cl. A Exch. Pfd.* .......................         22,000          1,012,000
Maximus Inc.* ..................................................         28,100            841,244
Pagemart Inc. Wts.*+ ...........................................          2,300             17,250
Pameco Corp.* ..................................................         27,500            505,312
Shared Medical Systems Corp. ...................................          8,200            642,675
Staff Leasing Inc.* ............................................         21,200            588,300
Vestar/LPA Investment Corp.*+ ..................................          1,375             19,250
Vestcom International Inc.* ....................................         26,700            278,681
Waddell & Reed Financial Inc. Cl. A* ...........................         10,700            278,200
Waterlink Inc.* ................................................         51,300            718,200
                                                                                      ------------
                                                                                        16,401,533
                                                                                      ------------
CONTAINER 0.6%
Ball Corp. .....................................................        133,400          4,368,850
Golden Ocean Group Ltd. Wts.*+ .................................            500              2,500
                                                                                      ------------
                                                                                         4,371,350
                                                                                      ------------
DRUG 2.8%
Ascent Pediatrics Inc.* ........................................         23,000             87,688
Atrix Laboratories Inc.* .......................................         33,600            638,400
Axogen Ltd.* ...................................................         21,700          1,236,900
Biovail Corp.* .................................................         56,100          2,706,825
Bristol-Myers Squibb Co. .......................................         23,000          2,399,187
Intelligent Polymers Ltd.* .....................................         76,900          2,364,675
Kos Pharmaceuticals Inc.* ......................................         88,400            828,750
Nutraceutical International Corp.* .............................          3,800             83,600
Pathogenesis Corp.* ............................................         14,300            479,050
Pfizer Inc. ....................................................         34,000          3,389,375
Schering-Plough Corp. ..........................................         27,400          2,238,238
Spiros Development Corp.* ......................................         59,900            958,400
Warner-Lambert Co. .............................................         22,500          3,832,031
                                                                                      ------------
                                                                                        21,243,119
                                                                                      ------------
FOOD & BEVERAGE 2.1%
Coca-Cola Co. ..................................................         33,000          2,555,437
Dr Pepper Bottling Holdings Inc. Cl. A* ........................         56,000          1,568,000
H.J. Heinz Co. .................................................         25,600          1,494,400
Hussmann International Inc.* ...................................         65,950          1,236,563
Keebler Foods Co.* .............................................         20,900            627,000
PepsiCo Inc. ...................................................         43,600          1,861,175
Sara Lee Corp. .................................................         61,300          3,777,612
Seven-Up/RC Bottling Co. of Southern California* ...............         26,250            315,000
Whitman Corp. ..................................................        131,900          2,605,025
                                                                                      ------------
                                                                                        16,040,212
                                                                                      ------------
HOSPITAL SUPPLY 2.5%
Aradigm Corp.* .................................................         30,300            382,538
Aviron Corp.* ..................................................         28,300            654,438
Centennial Healthcare Corp.* ...................................         31,900            801,487
Guidant Corp. ..................................................         33,100          2,428,712
Johnson & Johnson ..............................................         16,100          1,180,331
National Surgery Centers Inc.* .................................         37,600            961,150
Quorum Health Group Inc.* ......................................         88,900          2,989,262
Respironics Inc.* ..............................................         58,823          1,702,191
Rural/Metro Corp.* .............................................          9,400            309,025
Total Renal Care Holdings Inc.* ................................        132,633          4,418,337
U.S. Surgical Corp. ............................................         53,500          1,765,500
Xomed Surgical Products Inc.* ..................................         35,100            965,250
                                                                                      ------------
                                                                                        18,558,221
                                                                                      ------------
PERSONAL CARE 0.3%
Wesley Jessen VisionCare Inc.* .................................         78,700          2,587,263
                                                                                      ------------
PRINTING & PUBLISHING 2.6%
A.H. Belo Corp. Cl. A ..........................................         12,852            706,860
General Media Inc. Wts.*(+) ....................................            250                250
Hollinger International, Inc. Cl. A* ...........................        340,000          5,652,500
Primedia Inc. Series D Pfd. ....................................          2,500            265,625
Primedia Inc. Series F Pfd. ....................................          2,000            205,000
Prosieben Media AG* ............................................         57,100          2,979,184
Sullivan Holdings Inc.* ........................................            149             53,467
Torstar Corp. Cl. B* ...........................................         86,400          3,003,282
Valassis Communications Inc. ...................................        152,400          6,248,400
                                                                                      ------------
                                                                                        19,114,568
                                                                                      ------------
TOBACCO 0.2%
Dimon Inc. .....................................................         89,900          1,500,206
                                                                                      ------------
Total Consumer Staple ..........................................                        99,816,472
                                                                                      ------------
ENERGY 3.8%
OIL 3.4%
Abacan Resources Corp.*++ ......................................        539,500            758,672
British Petroleum Co. PLC* .....................................        109,800          1,579,805
Energy Africa Ltd.* ............................................        614,900          2,210,245
ENI SPA ADR ....................................................         48,800          3,306,200
Maxx Petroleum Ltd.*++ .........................................        334,600            439,162
Oryx Energy Co. ................................................        114,500          2,977,000
PTT Exploration & Production Public Co. Ltd.* ..................        127,200          1,441,708
Saipem SPA* ....................................................        250,000          1,487,932
Seagull Energy Corp.*++ ........................................        319,288          6,126,338
Total SA Cl. B* ................................................         12,909          1,549,705
Total SA Cl. B ADR .............................................         57,800          3,471,612
                                                                                      ------------
                                                                                        25,348,379
                                                                                      ------------
OIL SERVICE 0.4%
Cliffs Drilling Co.* ...........................................         12,300            508,144
Schlumberger Ltd. ..............................................         17,000          1,287,750
UTI Energy Corp.* ..............................................         28,800            473,400
Willbros Group Inc.*++ .........................................         34,900            573,669
                                                                                      ------------
                                                                                         2,842,963
                                                                                      ------------
Total Energy ...................................................                        28,191,342
                                                                                      ------------
FINANCE 8.0%
BANK 3.0%
Banc One Corp. .................................................         70,510          4,459,757
BankAmerica Corp. ..............................................         36,900          3,048,863
Canadian Imperial Bank of Commerce .............................        126,100          4,366,212
Chase Manhattan Corp. ..........................................         18,700          2,522,163
Commercial Federal Corp. .......................................          8,850            321,919
Fleet Financial Group Inc. .....................................         29,200          2,483,825
Golden State Bancorp Inc. ......................................         20,000            763,750
National Bank of Canada ........................................        204,700          3,843,046
Riverbank America Pfd.* ........................................         20,000            480,000
                                                                                      ------------
                                                                                        22,289,535
                                                                                      ------------
FINANCIAL SERVICE 0.9%
CMAC Investment Corp. ..........................................         13,100            874,425
Contifinancial Corp.* ..........................................         19,700            600,850
CRIIMI MAE Inc.* ...............................................         20,300            313,381
Federal National Mortgage Association ..........................         22,900          1,448,425
First Industrial Realty Trust Inc. .............................         11,300            406,800
FirstPlus Financial Group Inc.* ................................         20,200            848,400
INMC Mortgage Holdings Inc. ....................................         28,200            705,000
Liberty Property Trust .........................................         11,700            314,438
T & W Financial Corp.* .........................................         58,100          1,670,375
                                                                                      ------------
                                                                                         7,182,094
                                                                                      ------------
INSURANCE 4.1%
Ace Ltd. .......................................................        272,400         10,266,075
AMBAC Inc. .....................................................         97,900          5,721,031
Capital Re Corp.* ..............................................          6,400            411,200
HCC Insurance Holdings Inc. ....................................         39,100            899,300
Mid Ocean Ltd. .................................................         71,700          5,556,750
Mutual Risk Management Ltd. ....................................         34,100          1,155,137
Travelers Group Inc. ...........................................         43,250          2,595,000
UNUM Corp. .....................................................         69,700          3,846,569
                                                                                      ------------
                                                                                        30,451,062
                                                                                      ------------
Total Finance ..................................................                        59,922,691
                                                                                      ------------
SCIENCE & TECHNOLOGY 11.9%
AEROSPACE 0.3%
Ladish Inc.*(+) ................................................          8,667            133,250
Ladish Inc. Wts.*(+) ...........................................         15,095            213,972
Raytheon Co. Cl. A* ............................................         32,400          1,842,750
                                                                                      ------------
                                                                                         2,189,972
                                                                                      ------------
COMPUTER SOFTWARE & SERVICE 5.4%
Anacomp Inc. Wts.* .............................................          4,941             35,050
Box Hill Systems Corp.* ........................................         33,000            422,813
Check Point Software Technologies Ltd.* ........................         21,900          1,000,556
Cisco Systems Inc.* ............................................         75,400          5,155,475
Complete Business Solutions Inc.* ..............................         23,000            825,125
Diamond Multimedia Systems Inc.* ...............................         57,400            853,825
Duane Reade Inc.* ..............................................          3,800             97,138
EMC Corp.* .....................................................         60,500          2,287,656
Industir-Matematik International Corp.* ........................         30,600            960,075
Mapics Inc.* ...................................................         59,800          1,057,712
Mastech Corp.* .................................................         23,300          1,187,572
Microsoft Corp.* ...............................................         33,200          2,971,400
Nintendo Co. Ltd.* .............................................         22,700          1,959,467
Radiant Systems Inc.* ..........................................         85,000          2,103,750
SAP AG Pfd.* ...................................................          7,500          3,189,289
Sema Group PLC* ................................................         93,100          3,674,926
STB Systems Inc.* ..............................................         29,200            584,000
Transition Systems Inc.* .......................................         40,800            831,300
TT Tieto Oy Cl. B* .............................................         24,600          4,162,474
Veritas Software Co.* ..........................................         14,000            827,750
Walker Interactive Systems, Inc.* ..............................         42,000            821,625
Wang Laboratories Inc.* ........................................         22,700            702,281
WM Data AB Cl. B* ..............................................        151,800          4,024,964
Xylan Corp.* ...................................................         30,000            731,250
                                                                                      ------------
                                                                                        40,467,473
                                                                                      ------------
ELECTRONIC COMPONENTS 2.1%
Digital Microwave Corp.* .......................................         27,120            400,020
Lernout & Hauspie Speech Products NV ADR* ......................         83,100          7,260,862
Remec Inc.* ....................................................         76,150          2,184,553
RF Micro Devices Inc.* .........................................         34,100            498,713
Rohm Co.* ......................................................         15,000          1,373,616
Texas Instruments Inc. .........................................         61,900          3,350,338
World Access Inc.* .............................................         14,500            471,250
                                                                                      ------------
                                                                                        15,539,352
                                                                                      ------------
ELECTRONIC EQUIPMENT 2.8%
Aeroflex Inc.* .................................................        151,200          2,003,400
Applied Micro Circuits Corp.* ..................................         19,400            436,500
ATMI Inc.* .....................................................          9,400            284,350
Chicago Miniature Lamp, Inc.* ..................................        117,000          4,548,375
L.M. Ericsson Telephone Co. Cl. B* .............................         96,800          4,600,588
Lucent Technologies Inc.* ......................................         32,100          4,104,787
Nokia AB Cl. K Pfd.* ...........................................         13,800          1,484,106
Onix Systems Inc.* .............................................         41,200            597,400
Spectrian Corp.* ...............................................         28,500            473,813
Teradyne Inc.* .................................................         69,100          2,768,319
                                                                                      ------------
                                                                                        21,301,638
                                                                                      ------------
OFFICE EQUIPMENT 1.3%
Lexmark International Group Inc. Cl. A* ........................         36,200          1,633,525
Unisys Corp. ...................................................        243,000          4,617,000
Xerox Corp. ....................................................         34,100          3,629,519
                                                                                      ------------
                                                                                         9,880,044
                                                                                      ------------
Total Science & Technology .....................................                        89,378,479
                                                                                      ------------
UTILITY 5.1%
ELECTRIC 2.9%
Allegheny Energy Inc.* .........................................         24,200            812,213
Edison International Inc. ......................................        110,000          3,231,250
Elecricidade De Portugal SA* ...................................        100,000          2,321,098
GPU Inc. .......................................................         55,300          2,447,025
Illinova Corp. .................................................         27,200            821,100
Montana Power Co. ..............................................         25,000            901,563
OGE Energy Corp. ...............................................         60,000          3,472,500
Pinnacle West Capital Corp. ....................................         75,100          3,337,256
Veba AG* .......................................................         37,000          2,624,638
Western Resources Inc. .........................................         37,900          1,620,225
                                                                                      ------------
                                                                                        21,588,868
                                                                                      ------------
NATURAL GAS 0.8%
Calpine Corp.* .................................................         37,800            673,313
Williams Cos Inc. ..............................................        177,489          5,679,648
                                                                                      ------------
                                                                                         6,352,961
                                                                                      ------------
TELEPHONE 1.4%
AirTouch Communications Inc.* ..................................         38,500          1,884,094
Celcaribe SA*+ .................................................        297,558          1,190,232
Clearnet Communications Inc. Wts.* .............................          2,640             27,720
Econophone Inc. Wts.*+ .........................................            750             30,000
Intelcom Group, Inc. Wts.*(+) ..................................          1,650             41,250
Nextel Communications Inc. Cl. A* ..............................          1,549             52,279
Nortel Inversora SA ADR ........................................         66,000          1,905,750
Powertel Inc. Wts.* ............................................            960             10,080
RSL Communications Ltd. Wts.*+ .................................            750             67,500
SK Telecom Ltd ADR* ............................................          3,600             28,575
Telecom Italia SPA* ............................................        285,500          2,249,702
WorldCom Inc.* .................................................         75,200          3,238,300
                                                                                      ------------
                                                                                        10,725,482
                                                                                      ------------
Total Utility ..................................................                        38,667,311
                                                                                      ------------
Total Equity Securities (Cost $341,596,102) ....................                       448,625,403
                                                                                      ------------
EQUITY SECURITIES -- INFLATION RESPONSIVE INVESTMENTS 4.6%
BASIC INDUSTRIES 0.7%
METAL & MINING 0.6%
Aber Resources Ltd.* ...........................................         13,600            170,000
Anglogold Ltd. ADR .............................................         43,100            183,175
Ashanti Goldfields Ltd. GDR ....................................         50,000            465,625
Battle Mountain Gold Co. .......................................        100,000            637,500
Crown Resources Corp.* .........................................        125,000            562,500
Delta Gold NL* .................................................        168,000            219,991
Menzies Gold NL* ...............................................        400,000             52,908
Newcrest Mining Ltd.* ..........................................        150,000            238,979
Normandy Mining Ltd.* ..........................................        511,325            547,827
Pan African Resources Corp.* ...................................        215,600             10,652
Shaw Group Inc.* ...............................................          5,300            132,168
Southernera Resources Ltd.* ....................................        100,000            935,173
Sutton Resources Ltd.* .........................................         56,000            420,000
Viceroy Resource Corp.* ........................................        100,000            172,919
                                                                                      ------------
                                                                                         4,749,417
                                                                                      ------------
RAILROAD 0.1%
OMI Corp. ......................................................         76,400            687,600
Overseas Shipholding Group Inc. ................................          3,100             66,263
                                                                                      ------------
                                                                                           753,863
                                                                                      ------------
Total Basic Industries .........................................                         5,503,280
                                                                                      ------------
CONSUMER STAPLE 0.1%
BUSINESS SERVICE 0.1%
Commodore Applied Technologies, Inc.* ..........................        150,000            656,250
Commodore Applied Technologies, Inc. Wts.* .....................        150,000            168,750
                                                                                      ------------
                                                                                           825,000
                                                                                      ------------
Total Consumer Staple ..........................................                           825,000
                                                                                      ------------
ENERGY 3.1%
OIL 2.9%
3DX Technologies Inc.* .........................................         50,000             92,188
Arakis Energy Corp.*@ ..........................................        529,300          1,058,600
Barrington Petroleum Ltd.* .....................................        126,300            383,308
Basin Exploration Inc.* ........................................         15,000            309,375
Benton Oil & Gas Co.* ..........................................          9,400            103,988
Brigham Exploration Co.* .......................................         19,400            240,075
Cabot Oil & Gas Corp. Cl. A ....................................         20,200            457,025
Canadian 88 Energy Corp.* ......................................        113,200            587,232
Coho Energy Inc.* ..............................................         19,900            155,469
Crystal Oil Co.* ...............................................         10,000            420,000
Forcenergy Inc.* ...............................................          7,200            190,800
Forest Oil Corp.* ..............................................         26,300            406,006
Gulfstream Resources Canada Ltd. ...............................         58,000            270,177
KCS Energy Inc.@ ...............................................        198,900          3,182,400
Meridian Resource Corp.* .......................................         41,600            332,800
Miller Exploration Co.* ........................................         13,100            132,637
Nuevo Energy Co.* ..............................................         40,000          1,432,500
Ocean Energy Inc.* .............................................          7,410            174,598
Oil Search Ltd.* ...............................................        448,600            792,140
Optima Petroleum Corp.* ........................................         43,100             52,528
Patina Oil & Gas Corp. .........................................         15,500            110,437
Plains Resources Inc.* .........................................        109,800          1,866,600
Ranger Oil Ltd.* ...............................................        251,300          1,633,450
Santa Fe Energy Resources Inc. .................................         34,900            383,900
Seven Seas Petroleum Inc.*@ ....................................         58,800          1,517,040
Snyder Oil Corp. ...............................................         23,400            476,775
Southwestern Energy Co. ........................................         58,600            622,625
St. Mary Land & Exploration Co. ................................          9,600            366,900
Stone Energy Corp.* ............................................          9,200            359,375
Tarragon Oil & Gas Ltd.* .......................................        116,357            796,600
Titan Exploration Inc.* ........................................         51,000            414,375
Tom Brown, Inc.* ...............................................         35,600            796,550
Tri Link Resources Ltd. Cl. A* .................................         20,700            226,453
Ulster Petroleum Ltd.* .........................................        121,500          1,050,482
                                                                                      ------------
                                                                                        21,395,408
                                                                                      ------------
OIL SERVICE 0.2%
Atwood Oceanics Inc.* ..........................................          3,600            194,625
Diamond Offshore Drilling Inc.* ................................         14,300            648,862
J. Ray McDermott SA* ...........................................          3,300            139,013
TMBR/Sharp Drilling, Inc.* .....................................         20,500            235,750
Transocean Offshore Inc. .......................................         12,400            637,825
                                                                                      ------------
                                                                                         1,856,075
                                                                                      ------------
Total Energy ...................................................                        23,251,483
                                                                                      ------------
SCIENCE & TECHNOLOGY 0.1%
ELECTRONIC EQUIPMENT 0.1%
Commodore Separation Technologies, Inc.* .......................        150,000            403,125
Commodore Separation Technologies, Inc. Wts.* ..................        150,000             93,750
                                                                                      ------------
                                                                                           496,875
                                                                                      ------------
Total Science & Technology .....................................                           496,875
                                                                                      ------------
UTILITY 0.6%
NATURAL GAS 0.6%
Coastal Corp. ..................................................          4,600            299,575
K N Energy Inc. ................................................          5,300            313,031
Questar Corp. ..................................................         11,000            457,187
TransTexas Gas Corp.*@ .........................................        189,300          2,969,644
Valero Refining and Marketing Corp. ............................         15,600            520,650
                                                                                      ------------
                                                                                         4,560,087
                                                                                      ------------
Total Utility ..................................................                         4,560,087
                                                                                      ------------
Total Equity Securities -- Inflation Responsive
  Investments (Cost $34,342,471) ...............................                        34,636,725
                                                                                      ------------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH MANAGED ASSETS

-------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                          PRINCIPAL             MATURITY               VALUE
                                                           AMOUNT                 DATE                (NOTE 1)
------------------------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES 29.7%
U.S. TREASURY 8.0%
U.S. Treasury Bond, 12.00% .....................         $  800,000           8/15/2013            $  1,175,128
U.S. Treasury Bond, 8.75% ......................          5,400,000           5/15/2017               7,068,924
U.S. Treasury Bond, 8.125% .....................          8,175,000           8/15/2021              10,308,184
U.S. Treasury Bond, 8.50% ......................          4,850,000           2/15/2020               6,301,217
U.S. Treasury Bond, 6.875% .....................          1,425,000           8/15/2025               1,589,317
U.S. Treasury Note, 6.625% .....................          2,100,000           7/31/2001               2,160,711
U.S. Treasury Note, 5.625% .....................          3,775,000          10/31/1999               3,775,604
U.S. Treasury Note, 6.25% ......................          5,825,000           2/28/2002               5,941,500
U.S. Treasury Note, 7.875% .....................          3,650,000          11/15/2004               4,077,744
U.S. Treasury Note, 6.50% ......................          2,150,000           8/15/2005               2,247,094
U.S. Treasury Note, 6.50% ......................          1,450,000           5/31/2002               1,493,500
U.S. Treasury Note, 7.50% ......................          1,575,000           2/15/2005               1,731,760
U.S. Treasury Note, 6.875% .....................          1,200,000           5/15/2006               1,286,628
U.S. Treasury TIPS, 3.375% .....................            688,399           1/15/2007                 667,423
U.S. Treasury TIPS, 3.625% .....................            725,116           1/15/2008                 716,958
U.S. Treasury STRIPS, 0.00% ....................          3,500,000          11/15/2001               2,858,940
U.S. Treasury STRIPS, 0.00% ....................          5,850,000           5/15/2003               4,393,350
U.S. Treasury STRIPS, 0.00% ....................          4,225,000           5/15/2007               2,496,933
                                                                                                   ------------
                                                                                                     60,290,915
                                                                                                   ------------
U.S. AGENCY MORTGAGE 4.7%
Federal Home Loan Mortgage Corp., 7.50% ........             75,294           4/01/2002                  76,217
Federal Home Loan Mortgage Corp., 8.50% ........                331           7/01/2009                     346
Federal Home Loan Mortgage Corp. TBA, 7.00% ....          4,050,000           4/16/2013               4,118,344
Federal Home Loan Mortgage Corp. TBA, 6.00% ....          4,250,000           4/16/2013               4,187,578
Federal Home Loan Mortgage Corp., 7.00% ........          1,414,132           6/01/2024               1,430,918
Federal Home Loan Mortgage Corp., 7.50% ........          1,060,878           8/01/2024               1,087,888
Federal Home Loan Mortgage Corp., 7.00% ........            728,297          12/01/2024                 736,942
Federal Home Loan Mortgage Corp. TBA, 7.50% ....          6,375,000           4/13/2028               6,528,398
Federal National Mortgage Association, 9.50% ...          1,193,894          10/01/2003               1,241,841
Federal National Mortgage Association, 8.00% ...            207,708           4/01/2008                 216,990
Federal National Mortgage Association, 8.00% ...            268,926           6/01/2008                 280,944
Federal National Mortgage Association, 8.50% ...            242,463           2/01/2009                 255,061
Federal National Mortgage Association, 6.00% ...          1,000,000           5/25/2022                 985,310
Federal National Mortgage Association, 7.50% ...            848,459          10/01/2025                 870,197
Federal National Mortgage Association, 7.50% ...          1,417,170          10/01/2025               1,453,039
Federal National Mortgage Association TBA, 7.00%          2,800,000           5/13/2028               2,824,500
Government National Mortgage Association, 6.50%             552,640           2/15/2009                 558,509
Government National Mortgage Association, 6.50%             199,282           6/15/2009                 201,398
Government National Mortgage Association, 6.50%           1,210,224           7/15/2009               1,223,076
Government National Mortgage Association TBA,
  7.50% ........................................            975,000           4/16/2013               1,008,211
Government National Mortgage Association, 8.00%             639,562           9/15/2017                 672,135
Government National Mortgage Association, 7.00%           1,090,942           1/15/2025               1,104,578
Government National Mortgage Association, 7.50%           1,243,445          11/15/2025               1,275,302
Government National Mortgage Association TBA,
  6.50% ........................................            925,000           4/20/2028                 915,461
Government National Mortgage Association TBA,
  7.00% ........................................          1,600,000           5/20/2028               1,614,500
                                                                                                   ------------
                                                                                                     34,867,683
                                                                                                   ------------
TRUST CERTIFICATES 0.1%
Cooperative Utility Trust Certificates, 10.70% .            350,000           9/15/2017                 369,617
Cooperative Utility Trust Certificates, 10.125%             225,000           3/15/2019                 237,551
                                                                                                   ------------
                                                                                                        607,168
                                                                                                   ------------
FINANCE/MORTGAGE 6.1%
Advanta Credit Card Master Trust Series 95F-A1,
  6.05% ........................................            475,000           8/01/2003                 475,147
American Express Credit Account Master Trust
  96-1 A, 6.80% ................................          1,350,000          12/15/2003               1,382,481
Arcadia Automobile Trust Series 97-C A5, 6.55% .            675,000           6/15/2005                 685,415
Associates Corp. of North America Sr. Note,
  6.45% ........................................            700,000          10/15/2001                 707,959
Associates Corp. of North America Sr. Note,
  6.70% ........................................          1,400,000           5/29/2001               1,425,018
Bank of New York Institutional Capital Trust,
  7.78%+ .......................................          2,650,000          12/01/2026               2,729,844
Capital One Bank Sr. Note, 7.08% ...............          1,850,000          10/30/2001               1,893,845
Cigna Corp. Deb., 7.875% .......................          1,400,000           5/15/2027               1,523,102
CIT Group Holdings Inc. Sr. Note, 6.80% ........          1,400,000           4/17/2000               1,419,936
Citibank Credit Card Master Trust, 5.80% .......          1,000,000           2/07/2005                 987,810
Commercial Credit Group Inc. Note, 6.45% .......          1,450,000           7/01/2002               1,461,093
Commercial Credit Group Inc. Sr. Note, 5.55% ...          1,400,000           2/15/2001               1,377,628
Countrywide Funding Corp. Note, 7.26% ..........          1,400,000           5/10/2004               1,450,316
Countrywide Funding Corp. Note, 6.58% ..........          1,100,000           9/21/2001               1,109,185
Countrywide Mortgage Inc. Series 1993-E A-1,
  6.50% ........................................            129,952           1/25/2024                 129,708
Countrywide Mortgage Inc. Series 1994-2 A-7,
  6.50% ........................................            288,422           4/25/2008                 287,519
Credit Suisse First Boston 97-C2 A2, 6.52% .....          1,400,000           7/17/2007               1,404,296
DMARC Commercial Mortgage Series
  98-1 A1, 6.22% ...............................          1,200,000           6/15/2031               1,204,875
DMARC Commercial Mortgage Series
  98-C1 A2,  6.54% .............................          1,100,000           6/15/2031               1,116,500
DLJ Mortgage Acceptance Corp. 97-CF2-A1A, 6.55%+            683,566          11/15/2006                 695,101
First Union Lehman Brothers Commercial 97-C2 A2,
  6.60% ........................................          1,375,000          11/18/2029               1,385,313
First USA Credit Card Master Trust Series
  1997-6A, 6.42% ...............................          1,350,000           3/17/2005               1,369,143
Ford Credit Auto Loan Master Trust Series 95-1,
  6.50% ........................................          1,100,000           8/15/2002               1,109,966
Ford Credit Auto Owner Trust 1996 A, 6.50% .....          1,497,644          11/15/1999               1,501,388
GE Global Insurance Holding Corp. Note, 7.00% ..          2,225,000           2/15/2026               2,311,174
GMAC Commercial Mortgage Security Inc. 97-C2 A,
  6.45% ........................................            691,891          12/15/2004                 698,810
LB Commercial Conduit Mortgage Trust 98-C1 A1,
  6.33% ........................................            694,551          11/18/2004                 690,427
MBNA Corp. Sr. Note, 6.875% ....................            675,000          11/15/2002                 684,356
Morgan Stanley Capital Inc. 98-A1, 6.19% .......            700,000           1/15/2007                 699,344
Prime Credit Card Master Trust Series 1995-1A,
  6.75% ........................................          1,800,000          11/15/2005               1,837,674
Prudential Home Mortgage Securities Co. Series
  93-29 A-6 PAC, 6.75% .........................            783,282           8/25/2008                 785,969
Prudential Home Mortgage Securities Co. Series
  93-47A-11, 6.10% .............................          1,300,000          12/25/2023               1,257,750
Residential Funding Corp. Series 1993-S25 A-1,
  6.50% ........................................            121,946           7/25/2008                 122,098
Sears Credit Account Master Trust Series
  1995-2A, 8.10% ...............................          2,650,000           6/15/2004               2,729,500
Sears Credit Account Master Trust Series
  1997-1A, 6.20% ...............................            700,000           7/16/2007                 704,539
Structured Asset Securities Corp. Series 97-LL1-
  A1, 6.79% ....................................          1,362,463          16/12/2004               1,394,822
World Omni Automobile Lease Trust 97-B A3, 6.18%          1,400,000          11/25/2003               1,403,934
Zurich Capital Trust, 8.376%+ ..................          1,425,000           6/01/2037               1,545,341
                                                                                                   ------------
                                                                                                     45,698,326
                                                                                                   ------------
FOREIGN GOVERNMENT 3.7%
                                                  Australian Dollar
Commonwealth of Australia, 8.75% ...............         13,500,000           8/15/2008              10,975,286
                                                 New Zealand Dollar
Government of New Zealand, 10.00% ..............          7,800,000           3/15/2002               4,670,594
Government of New Zealand, 8.00% ...............          4,850,000          11/15/2006               2,842,895
                                                     Pound Sterling
United Kingdom Treasury, 8.50% .................          4,800,000          12/07/2005               9,222,896
                                                                                                   ------------
                                                                                                     27,711,671
                                                                                                   ------------
CORPORATE 6.6%
Acme Boot Inc. Sr. Note Series B, 11.50% .......            250,000          12/15/2000                 105,000
Allbritton Communications Co. Sr. Sub. Deb.,
  9.75% ........................................            750,000          11/30/2007                 789,375
Alvey Systems Inc. Sr. Sub. Note, 11.375% ......            250,000           1/31/2003                 268,750
American Lawyer Media Inc. Sr. Sub. Note, 9.75%+
  ..............................................            250,000          12/15/2007                 261,875
American Telecasting Inc. Sr. Note, 0.00% to
  6/14/99, 14.50% from 6/15/99 to maturity .....            499,947           6/15/2004                 104,989
Ameristar Casinos Inc. Sr. Sub. Note, 10.50% ...            250,000           8/01/2004                 267,500
Anchor Advanced Products, Inc. Series B Sr.
  Note, 11.75%+ ................................            500,000           4/01/2004                 547,500
Archibald Candy Corp. Sr. Sec. Note, 10.25% ....            500,000           7/01/2004                 533,750
Axia Inc. Sr. Sub. Note, 11.00% ................            132,000           3/15/2001                 134,376
Benedek Broadcasting Corp. Sr. Note, 11.875% ...            250,000           3/01/2005                 281,875
Benedek Communications Co. Sr. Sub. Note, 0.00%
  to 5/14/2001, 13.25% from 5/15/2001 to
  maturity .....................................          1,000,000           5/15/2006                 800,000
Busse Broadcasting Corp. Sr. Sec. Note, 11.625%             500,000          10/15/2000                 539,375
Capstar Broadcasting Partners Sr. Note, 0.00% to
  1/31/2002, 12.75% from 2/1/2002 to maturity ..            750,000           2/01/2009                 566,250
Celcaribe SA Sr. Sec. Note, 0.00% to 3/14/98,
  13.50% from 3/15/98 to maturity ..............          1,830,000           3/15/2004               1,875,750
CHC Helicopter Corp. Sr. Sub. Note, 11.50% .....            600,000           7/15/2002                 639,000
Clearnet Communications Inc. Sr. Note, 0.00% to
  12/14/2000, 14.75% from 12/15/2000 to maturity            750,000          12/15/2005                 616,875
Columbia/HCA Healthcare Corp. Deb., 7.50% ......            700,000          12/15/2023                 621,082
Columbia/HCA Healthcare Corp. Note, 6.91% ......          1,400,000           6/15/2005               1,292,900
Columbia/HCA Healthcare Corp. Note, 7.69% ......            650,000           6/15/2025                 598,240
Columbus McKinnon Corp. Sr. Sub. Note, 8.50%+ ..            200,000           4/01/2008                 201,000
Drypers Corp. Series B Sr. Note, 10.25% ........            500,000           6/15/2007                 521,250
Econophone Inc., 0.00% to 2/14/2003, 11.00% from
  2/15/2003 to maturity+ .......................            250,000           2/15/2008                 143,750
Econophone Inc. Sr. Note, 13.50% ...............            750,000           7/15/2007                 862,500
Edison Mission Energy Funding Corp. Series A
  Note, 6.77%+ .................................          2,162,420           9/15/2003               2,187,699
Elgar Holdings Inc. Sr. Note, 9.875%+ ..........            150,000           2/01/2008                 151,500
Elgin National Industries Inc. Sr. Note, 11.00%+            250,000          11/01/2007                 265,625
Empire Gas Corp. Sr. Sec. Note, 7.00% to 7/14/99,
  12.875% from 7/15/99 to maturity .............            750,000           7/15/2004                 650,625
Envirosource Inc. Note, 9.75% ..................          1,000,000           6/15/2003               1,022,500
ERAC USA Finance Co., 6.625%+ ..................            725,000           2/15/2005                 725,770
Extended Stay America Inc. Sr. Sub. Note, 9.15%+            250,000           3/15/2008                 250,625
Falcon Holding Group LP Sr. Deb., 8.375%+ ......          1,000,000           4/15/2010                 997,320
First Wave Marine Inc. Sr. Note, 11.00% ........            250,000           2/01/2008                 261,875
Fort James Corp. Note, 6.23% ...................            825,000           3/15/2001                 823,840
Fort James Corp. Sr. Note, 6.625% ..............          1,350,000           9/15/2004               1,350,567
French Fragrances Inc. Sr. Note, 10.375% .......            250,000           5/15/2007                 266,250
Golden Ocean Group Ltd. Sr. Note, 10.00%+ ......            750,000           8/31/2001                 600,000
ICF International Inc. Sr. Sub. Note, 13.00% ...            375,000          12/31/2003                 390,000
ICG Holdings Inc. Sr. Note, 0.00% to 9/14/2000,
  13.50% from 9/15/2000 to maturity ............            500,000           9/15/2005                 426,250
ICG Services Inc. Sr. Note, 0.00% to 2/14/2003,
  10.00% from 2/15/2003 to maturity+ ...........            250,000           2/15/2008                 160,625
International Knife & Saw Inc. Sr. Sub. Note,
  11.375% ......................................            250,000          11/15/2006                 274,375
International Shipholding Corp. Sr. Note, 7.75%             250,000          10/15/2007                 245,625
International Shipholding Corp. Sr. Note, 9.00%+            250,000           7/01/2003                 256,563
International Utility Structures Inc. Sr. Sub.
  Note, 10.75%+ ................................            250,000           2/01/2008                 259,375
Intertek Finance PLC Series B Sr. Sub. Note,
  10.25% .......................................            625,000          11/01/2006                 662,500
Ionica PLC Sr. Note, 13.50% ....................            500,000           8/15/2006                 410,000
ITC Deltacom Inc. Sr. Note, 8.875%+ ............            150,000           3/01/2008                 155,250
J.B. Poindexter Co. Inc. Sr. Note, 12.50% ......            350,000           5/15/2004                 350,000
J Crew Operating Corp. Sr. Sub. Note, 10.375%+ .            250,000          10/15/2007                 235,000
Johnstown America Industries Inc. Sr. Sub. Note
  Series C, 11.75% .............................            240,000           8/15/2005                 268,800
Johnstown America Industries, Inc. Sr. Sub.
  Note, 11.75% .................................            250,000           8/15/2005                 280,000
Kitty Hawk Inc. Sr. Sec. Note, 9.95%+ ..........            250,000          11/15/2004                 258,125
Krystal Co. Sr. Note, 10.25% ...................            250,000          10/01/2007                 260,000
L 3 Communications Corp. Sr. Sub. Note, 10.375%             250,000           5/01/2007                 276,875
Loehmanns Inc. Sr. Note, 11.875% ...............            300,000           5/15/2003                 280,500
Microcell Telecommunications Sr. Note Series B,
  0.00% to 11/30/2001, 14.00% from 12/1/2001 to
  maturity .....................................            500,000           6/01/2006                 371,250
National Energy Group Inc. Sr. Note Series D,
  10.75% .......................................            250,000          11/01/2006                 242,500
NBTY Inc. Sr. Sub. Note Series B, 8.625% .......            125,000           9/15/2007                 128,125
New York State Power Authority Revenue Bonds
  Series D, 6.17% ..............................          2,000,000           2/15/2001               2,003,740
Newpark Resources Inc. Sr. Sub. Note, 8.625%+ ..            100,000          12/15/2007                 102,250
Norcal Waste Systems Inc. Series B Sr. Note,
  13.00% to 5/14/97, 13.25% from 5/15/97 to
  11/14/97, 13.50% from 11/15/97 to maturity ...            500,000          11/15/2005                 580,000
North Atlantic Trading Inc. Sr. Note, 11.00% ...            750,000           6/15/2004                 778,125
Numatics Inc. Sr. Sub. Note, 9.625%+ ...........            200,000           4/01/2008                 204,750
Owens Illinois Inc. Sr. Note, 8.10% ............            250,000           5/15/2007                 265,403
Packaging Resources Inc. Sr. Sec. Note, 11.625%             750,000           5/01/2003                 735,000
Pagemart Nationwide Inc. Sr. Note, 0.00% to 1/
  31/2000, 15.00% from 2/1/2000 to maturity ....            550,000           2/01/2005                 489,500
Pathmark Stores Inc. Sub. Note, 11.625% ........            250,000           6/15/2002                 246,250
Petroliam Nasional BHD Note, 7.125%+ ...........          1,450,000           8/15/2005               1,386,852
Phase Metrics Inc. Sr. Note, 10.75%+ ...........            250,000           2/01/2005                 250,000
Pool Energy Services Co., 8.625%+ ..............            150,000           4/01/2008                 150,750
Primedia Inc. Sr. Note, 7.625%+ ................            250,000           4/01/2008                 245,625
Primus Telecommunications Group Sr. Note, 11.75%            250,000           8/01/2004                 286,250
Protection One Alarm Inc. Sr. Note, 0.00% to
  6/29/98, 13.625% from 6/30/98 to maturity ....            500,000           6/30/2005                 567,500
Quest Diagnostics Inc. Sr. Sub. Note, 10.75% ...            500,000          12/15/2006                 560,000
Railcar Leasing LLC Sr. Sec. Note, 6.75%+ ......            810,188           7/15/2006                 822,551
RSL Communications Ltd. Sr. Note, 12.25% .......            525,000          11/15/2006                 598,500
Sam Houston Race Park Ltd. Sr. Sec. Note, 11.00%#           156,096           9/01/2001                  62,438
Sea Containers Ltd., 7.875%+ ...................            400,000           2/15/2008                 394,000
SFX Entertainment Inc. Sr. Sub. Note, 9.125%+ ..            150,000           2/01/2008                 147,750
Shop Vac Corp. Sr. Sec. Note, 10.625% ..........            450,000           9/01/2003                 490,500
Sitel Corp. Sr Sub. Note, 9.25%+ ...............            250,000           3/15/2006                 256,250
Solutia Inc. Note, 6.50% .......................          1,400,000          10/15/2002               1,403,500
Spanish Broadcasting Systems Inc. Sr. Note, 7.50%         1,000,000           6/15/2002               1,150,000
Stena AB Sr. Note, 8.75% .......................            250,000           6/15/2007                 257,500
Sun Media Corp. Sr. Sub. Note, 9.50% ...........            325,000           2/15/2007                 351,000
Tekni Plex Inc. Series B Sr. Sub. Note, 11.25% .            500,000           4/01/2007                 561,250
Telemundo Group Inc. Sr. Note, 7.00% to 2/14/99,
  10.50% from 2/15/99 to maturity ..............            250,000           2/15/2006                 265,625
Tokheim Corp. Sr. Sub. Note, 11.50% ............            458,000           8/01/2006                 510,670
Tracor Inc. Sr. Sub. Deb., 8.50% ...............            500,000           3/01/2007                 516,875
Transamerican Energy Corp. Sr. Note, 0.00% to
  6/14/99, 13.00% from 6/15/99 to maturity .....            250,000           6/15/2002                 210,000
Transamerican Energy Corp. Sr. Sec. Note Series
  B, 11.50% ....................................          1,000,000           6/15/2002                 990,000
Transwestern Holdings LP Sr. Note, 0.00% to
  11/14/2002, 11.875% from 11/15/2002 to maturity+          250,000          11/15/2008                 171,875
Transwestern Publishing Co. LP Sr.
  Sub. Note, 9.625%+ ...........................            250,000          11/15/2007                 264,375
Trump Atlantic City Associates First Mortgage
  Note, 11.25% .................................            200,000           5/01/2006                 205,500
U.S.A. Mobile Communications Inc. Sr. Note,
  14.00% .......................................          1,000,000          11/01/2004               1,110,000
Unilab Corp. Sr. Note, 11.00% ..................            500,000           4/01/2006                 527,500
Viatel Inc. Sr. Note, 15.00% ...................            250,000           1/15/2005                 245,000
Wainoco Oil Corp. Sr. Note, 9.125%+ ............            250,000           2/15/2006                 248,750
Winstar Communications Inc. Sr. Sub. Cv. Note,
  0.00% to 10/14/2000, 14.00% from 10/15/2000 to
  maturity+ ....................................            300,000          10/15/2005                 450,000
Wireless One Inc. Sr. Note, 0.00% to 7/31/2001,
  13.50% from 8/1/2001 to maturity .............          1,250,000           8/01/2006                 150,000
                                                                                                   ------------
                                                                                                     49,532,300
                                                                                                   ------------
FOREIGN 0.5%
Province of Quebec Deb., 7.125% ................            375,000           2/09/2024                 388,627
Usinor Sacilor ADR Note, 7.25% .................          3,500,000           8/01/2006               3,584,140
                                                                                                   ------------
                                                                                                      3,972,767
                                                                                                   ------------
Total Fixed Income Securities (Cost $220,521,520) .....................................             222,680,830
                                                                                                  -------------
CASH EQUIVALENTS 9.7%
Deere & Co., 5.55% .............................         16,366,000           4/06/1998              16,366,000
General Electric Capital Corp., 5.53% ..........         18,621,000           4/01/1998              18,621,000
Household Finance Corp., 5.53% .................          1,013,000           4/13/1998               1,013,000
Merrill Lynch & Company Inc., 5.80% ............          9,754,000           4/02/1998               9,752,429
Merrill Lynch & Company Inc., 5.85% ............          8,406,000           4/03/1998               8,403,268
Wal-Mart Stores Inc., 5.53% ....................         18,320,000           4/02/1998              18,317,191
                                                                                                   ------------
Total Cash Equivalents (Cost $72,472,888) .............................................              72,472,888
                                                                                                   ------------

---------------------------------------------------------------------------------------------------------------
                                                                             Shares
---------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 17.9%
Navigator Securities Lending Prime Portfolio .............................. 134,214,390             134,214,390
                                                                                                  -------------
Total Short-Term Investments (Cost $134,214,390) ......................................             134,214,390
                                                                                                  -------------
Total Investments (Cost $803,147,371) - 121.7% ........................................             912,630,236
Other Assets, Less Liabilities - (21.7%) ..............................................            (162,779,977)
                                                                                                  -------------
Net Assets - 100.0% ...................................................................           $ 749,850,259
                                                                                                  =============
Federal Income Tax Information (Note 1):
At March 31, 1998, the net  unrealized appreciation of investments based on cost for Federal income tax purposes of $804,097,961 was as follows:
Aggregate gross unrealized appreciation for all investments in
  which there is an excess of value over tax cost ....................     $126,167,733
Aggregate gross unrealized depreciation for all investments in
  which there is an excess of tax cost over value ....................      (17,635,458)
                                                                           ------------
                                                                           $108,532,275
                                                                           ============

    ADR and GDR stand for American Depositary Receipt and Global Depositary Receipt, respectively, representing ownership of foreign securities.
*   Nonincome-producing securities
# Payments of income may be made in cash or in the form of additional securities.
(+) Security restricted as to public resale. The total cost and market value of restricted securities owned at March 31, 1998 were $375,898 and $1,298,840 (0.17% of net assets), respectively.
+ Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of Rule 144A securities owned at March 31, 1998 were $17,625,298 and $19,272,581 (2.57%
    of net assets), respectively.
++ 268,200 shares of Abacan Resources Corp., 1,400 shares of Cabot Corp., 141,300 shares of Maxx Petroleum Ltd., 158,780 shares of Seagull Energy Corp. and 4,600 shares of Willbros Group Inc. are considered by the Adviser to be part of Inflation Responsive Investments.
@ 194,400 shares of Arakis Energy Corp., 38,900 shares of KCS Energy, Inc., 25,000 shares of Seven Seas Petroleum Inc. and 70,000 shares of TransTexas Gas Corp. are considered by the Adviser to be part of Equity Securities.
TBA Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement. Although the unit price has been established, the principal value has not been finalized and may vary by no more than 1%.

Forward currency exchange contracts outstanding at March 31, 1998, are as follows:

                                                                                          UNREALIZED
                                                                       CONTRACT          APPRECIATION        DELIVERY
                                                      TOTAL VALUE        PRICE          (DEPRECIATION)         DATE
----------------------------------------------------------------------------------------------------------------------
Sell Australian dollars, buy U.S. dollars            5,034,000 AUD     0.66880 AUD          $ 32,805          6/10/98
Sell Australian dollars, buy U.S. dollars            1,141,000 AUD     0.66695 AUD             6,066          4/23/98
Sell Australian dollars, buy U.S. dollars            1,490,000 AUD     0.68109 AUD            28,022          6/10/98
Sell Australian dollars, buy U.S. dollars              962,000 AUD     0.67830 AUD            15,775          5/13/98
Sell Australian dollars, buy U.S. dollars           10,333,000 AUD     0.66740 AUD            59,582          4/23/98
Sell Australian dollars, buy U.S. dollars            2,700,000 AUD     0.66695 AUD            14,354          4/23/98
Buy Australian dollars, sell U.S. dollars            1,141,000 AUD     0.66820 AUD            (7,492)         4/23/98
Buy Australian dollars, sell U.S. dollars            4,803,000 AUD     0.66885 AUD           (34,659)         4/23/98
Sell British pounds, buy U.S. dollars                1,292,000 GBP     1.61900 GBP           (68,339)         4/23/98
Sell British pounds, buy U.S. dollars                6,331,000 GBP     1.61900 GBP          (334,873)         4/23/98
Sell British pounds, buy U.S. dollars                  447,000 GBP     1.63152 GBP           (18,047)         4/23/98
Buy British pounds, sell U.S. dollars                  911,000 GBP     1.63515 GBP            33,474          4/23/98
Buy British pounds, sell U.S. dollars                1,739,000 GBP     1.63370 GBP            66,419          4/23/98
Sell New Zealand dollars, buy U.S. dollars           7,207,000 NZD     0.57940 NZD           202,794          4/23/98
Sell New Zealand dollars, buy U.S. dollars           4,580,000 NZD     0.58058 NZD           134,256          4/23/98
Sell New Zealand dollars, buy U.S. dollars           1,940,000 NZD     0.58265 NZD            63,209          5/13/98
Sell Japanese yen, buy U.S. dollars                539,308,000 JPY     0.00824 JPY           320,293          8/11/98
                                                                                            --------
                                                                                            $513,639
                                                                                            ========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH MANAGED ASSETS

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
March 31, 1998

ASSETS
Investments, at value (Cost $803,147,371) (Note 1) ...........      $912,630,236
Receivable for securities sold ...............................        10,998,237
Interest and dividends receivable ............................         3,288,982
Receivable for open forward contracts ........................           977,049
Receivable for fund shares sold ..............................           903,636
Other assets .................................................            34,144
                                                                    ------------
                                                                     928,832,284
LIABILITIES
Payable for collateral received on securities loaned .........       134,214,390
Payable for securities purchased .............................        42,146,983
Payable for fund shares redeemed .............................           503,335
Accrued management fee (Note 2) ..............................           465,356
Payable for open forward contracts ...........................           463,410
Accrued distribution and service fees (Note 5) ...............           393,197
Accrued transfer agent and shareholder services (Note 2) .....           259,769
Payable to custodian .........................................           127,797
Dividends payable ............................................           102,269
Accrued trustees' fees (Note 2) ..............................            20,737
Other accrued expenses .......................................           284,782
                                                                    ------------
                                                                     178,982,025
                                                                    ------------
NET ASSETS                                                          $749,850,259
                                                                    ============
Net Assets consist of:
  Undistributed net investment income ........................      $  2,015,262
  Unrealized appreciation of investments .....................       109,482,865
  Unrealized appreciation of forward contracts
    and foreign currency .....................................           507,695
  Accumulated net realized gain ..............................        29,827,380
  Paid-in capital ............................................       608,017,057
                                                                    ------------
                                                                    $749,850,259
                                                                    ============
Net Asset Value and redemption price per share of
  Class A shares ($330,420,901 / 28,496,828 shares) ..........            $11.60
                                                                          ======
Maximum Offering Price per share of Class A shares
  ($11.60 / .955) ............................................            $12.15
                                                                          ======
Net Asset Value and offering price per share of Class B shares
  ($368,974,524 / 31,937,031 shares)* ........................            $11.55
                                                                          ======
Net Asset Value and offering price per share of Class C shares
  ($23,807,027 / 2,057,545 shares)* ..........................            $11.57
                                                                          ======
Net Asset Value, offering price and redemption price per share
  of Class S shares ($26,647,807 / 2,298,157 shares) .........            $11.60
                                                                          ======
--------------------------------------------------------------------------------
* Redemption price per share for Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the year ended March 31, 1998
INVESTMENT INCOME
Interest, net of foreign taxes of $2,670 (Note 1) ............     $ 16,872,684
Dividends, net of foreign taxes of $126,848 ..................        3,826,507
                                                                   ------------
                                                                     20,699,191
EXPENSES
Management fee (Note 2) ......................................        4,785,350
Transfer agent and shareholder services (Note 2) .............        1,117,620
Custodian fee ................................................          416,333
Service fee - Class A (Note 5) ...............................          716,302
Distribution and service fees - Class B (Note 5) .............        3,073,880
Distribution and service fees - Class C (Note 5) .............          205,588
Reports to shareholders ......................................          161,846
Registration fees ............................................          121,652
Trustees' fees (Note 2) ......................................           38,787
Audit fee ....................................................           31,070
Legal fees ...................................................            7,047
Miscellaneous ................................................           18,020
                                                                   ------------
                                                                     10,693,495
Expenses borne by the Distributor (Note 3) ...................         (113,307)
                                                                   ------------
                                                                     10,580,188
                                                                   ------------
Net investment income ........................................       10,119,003
                                                                   ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
  FOREIGN CURRENCY AND FORWARD CONTRACTS
Net realized gain on investments (Notes 1 and 4) .............       80,341,652
Net realized gain on forward contracts and foreign
  currency (Note 1) ..........................................        2,516,122
                                                                   ------------
  Total net realized gain ....................................       82,857,774
                                                                   ------------
Net unrealized appreciation of investments ...................       67,628,064
Net unrealized appreciation of forward contracts
  and foreign currency .......................................          560,114
                                                                   ------------
  Total net unrealized appreciation ..........................       68,188,178
                                                                   ------------
Net gain on investments, foreign currency and forward contracts     151,045,952
                                                                   ------------
Net increase in net assets resulting from operations .........     $161,164,955
                                                                   ============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH MANAGED ASSETS

--------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------
                                                                   Years ended March 31
                                                             -------------------------------
                                                                  1997               1998
--------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income ....................................   $   8,179,555     $  10,119,003
Net realized gain on investments, foreign currency and
  forward contracts ......................................      53,801,738        82,857,774
Net unrealized appreciation (depreciation) of investments,
  foreign currency and forward contracts .................      (8,244,104)       68,188,178
                                                             -------------     -------------
Net increase resulting from operations ...................      53,737,189       161,164,955
                                                             -------------     -------------
Dividends from net investment income:
  Class A ................................................      (6,086,782)       (5,845,453)
  Class B ................................................      (4,234,267)       (3,857,267)
  Class C ................................................        (289,417)         (254,051)
  Class S ................................................        (634,525)         (535,841)
                                                             -------------     -------------
                                                               (11,244,991)      (10,492,612)
                                                             -------------     -------------
Distributions from net realized gains:
  Class A ................................................     (18,380,936)      (34,942,599)
  Class B ................................................     (18,075,176)      (37,667,215)
  Class C ................................................      (1,236,399)       (2,507,060)
  Class S ................................................      (1,771,455)       (2,858,624)
                                                             -------------     -------------
                                                               (39,463,966)      (77,975,498)
                                                             -------------     -------------
Net increase from fund share transactions (Note 6) .......      97,991,295       142,539,444
                                                             -------------     -------------
Total increase in net assets .............................     101,019,527       215,236,289
NET ASSETS
Beginning of year ........................................     433,594,443       534,613,970
                                                             -------------     -------------
End of year (including undistributed net investment income
  of $6,424 and $2,015,262, respectively) ................   $ 534,613,970     $ 749,850,259
                                                             =============     =============

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
March 31, 1998

NOTE 1
State Street Research Managed Assets (the "Fund"), is a series of State Street Research Income Trust (the "Trust"), which was organized as a Massachusetts business trust in December, 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in December 1988. The Trust consists presently of two separate funds: State Street Research Managed Assets and State Street Research High Income Fund.

The investment objective of the Fund is to seek a high total return while attempting to limit investment risk and preserve capital. To achieve its investment objective, the Fund intends to allocate assets among selected investments in the following sectors: Fixed Income Securities, Equity Securities, Inflation Responsive Investments and Cash & Cash Equivalents. Total return may include current income as well as capital appreciation. The Fund's investment manager believes that the timely re-allocation of assets can enhance performance and reduce portfolio volatility.
The Fund offers four classes of shares. Before November 1, 1997, Class C shares were designated Class D and Class S shares were designated Class C. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION
Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. If not quoted on the NASDAQ system, such securities are valued at prices obtained from independent brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Trustees.

B. FORWARD CONTRACTS AND FOREIGN CURRENCIES
The fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

D. NET INVESTMENT INCOME
Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. Certain fixed income securities held by the Fund pay interest or dividends in the form of additional securities (payment-in-kind securities). Interest income on payment-in-kind fixed income securities is recorded using the effective-interest method. Dividend income on payment-in-kind preferred securities is recorded at the market value of securities received. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated between both funds in the Trust.

E. DIVIDENDS
Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations For the year ended March 31, 1998, the Fund has designated its distributions from net realized gains as $23,067,072 from 20% rate gains and $30,673,983 from 28% rate gains.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions, paydown gains and losses and wash sale deferrals.

F. FEDERAL INCOME TAXES
No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

G. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. SECURITIES LENDING
The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. At March 31, 1998, the value of the securities loaned and the value of collateral were $129,312,713 and $134,214,390, respectively. During the year ended March 31, 1998, income from securities lending amounted to $101,934 and is included in interest income.

NOTE 2
The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended March 31, 1998, the fees pursuant to such agreement amounted to $4,785,350.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, such as employee benefit plans, through or under which shares of the Fund may be purchased. During the year ended March 31, 1998, the amount of such expenses was $282,130.

The fees of the Trustees not currently affiliated with the Adviser amounted to $38,787 during the year ended March 31, 1998.

NOTE 3
The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the period April 1, 1997 through August 31, 1997, the amount of such expenses assumed by the Distributor and its affiliates was $113,307. On September 1, 1997, the Distributor eliminated the voluntary assumption of fees or expenses incurred by the Fund.

NOTE 4
For the year ended March 31, 1998, purchases and sales of securities, exclusive of short-term obligations and forward foreign currency exchange contracts, aggregated $879,327,948 and $798,403,163 (including $299,562,798 and $266,634,088 of U.S. Government obligations), respectively.

NOTE 5
The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class C shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class C shares. The Distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended March 31, 1998, fees pursuant to such plan amounted to $716,302, $3,073,880 and $205,588 for Class A, Class B and Class C shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $203,896 and $1,339,451, respectively, on sales of Class A shares of the Fund during the year ended March 31, 1998, and that MetLife Securities, Inc. earned commissions aggregating $2,564,919 on sales of Class B shares, and the Distributor collected contingent deferred sales charges aggregating $483,752 and $1,611 on redemptions of Class B and Class C shares, respectively, during the same period.

NOTE 6
The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.
Share transactions were as follows:

                                                                                         YEARS ENDED MARCH 31
                                                                -------------------------------------------------------------------
                                                                            1997                                   1998
                                                                -------------------------------        ----------------------------
CLASS A                                                           SHARES              AMOUNT             SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ................................................     4,746,853         $ 50,499,204         5,722,390      $ 63,984,989
Issued upon reinvestment of:
  Dividends  from net investment income ....................       558,830            5,876,689           511,711         5,655,896
  Distributions from net realized gains ....................     1,699,169           17,870,060         3,275,657        34,024,678
Shares repurchased .........................................    (3,698,792)         (39,318,613)       (4,510,796)      (50,245,975)
                                                                ----------         ------------        ----------      ------------
Net increase ...............................................     3,306,060         $ 34,927,340         4,998,962      $ 53,419,588
                                                                ==========         ============        ==========      ============

CLASS B                                                           SHARES              AMOUNT             SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ................................................     6,191,667         $ 65,679,543         7,594,312      $ 84,286,716
Issued upon reinvestment of:
  Dividends from net investment income .....................       389,723            4,088,191           351,570         3,838,405
  Distributions from net realized gains ....................     1,680,278           17,607,323         3,545,630        36,684,475
Shares repurchased .........................................    (2,845,172)         (30,131,674)       (3,817,822)      (42,267,060)
                                                                ----------         ------------        ----------      ------------
Net increase ...............................................     5,416,496         $ 57,243,383         7,673,690      $ 82,542,536
                                                                ==========         ============        ==========      ============

CLASS C (FORMERLY CLASS D)                                        SHARES              AMOUNT             SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ................................................       594,410         $  6,307,999           465,412      $  5,129,443
Issued upon reinvestment of:
  Dividends from net investment income .....................        25,583              268,626            20,654           226,439
  Distributions from net realized gains ....................       110,940            1,163,717           221,602         2,295,214
Shares repurchased .........................................      (319,082)          (3,367,499)         (334,060)       (3,714,768)
                                                                ----------         ------------        ----------      ------------
Net increase ...............................................       411,851         $  4,372,843           373,608      $  3,936,328
                                                                ==========         ============        ==========      ============

CLASS S (FORMERLY CLASS C)                                        SHARES              AMOUNT             SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ................................................       718,397         $  7,645,927           644,321      $  7,206,721
Issued upon reinvestment of:
  Dividends from net investment income .....................        60,113              631,951            48,246           534,170
  Distributions from net realized gains ....................       168,533            1,771,442           274,906         2,856,650
Shares repurchased .........................................      (802,252)          (8,601,591)         (714,208)       (7,956,549)
                                                                ----------         ------------        ----------      ------------
Net increase ...............................................       144,791         $  1,447,729           253,265      $  2,640,992
                                                                ==========         ============        ==========      ============

STATE STREET RESEARCH MANAGED ASSETS

-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------

For a share outstanding throughout each year:
                                                                                                       CLASS A
                                                                               ----------------------------------------------------
                                                                                                YEARS ENDED MARCH 31
                                                                               ----------------------------------------------------
                                                                                1994        1995      1996(1)     1997(1)    1998(1)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                                          8.94        8.94        8.76       10.29      10.40
                                                                               -----       -----       -----       -----      -----
  Net investment income ($)*                                                    0.22        0.27        0.23        0.21       0.22
  Net realized and unrealized gain (loss) on investments, foreign currency
    and forward contracts ($)                                                   0.72       (0.14)       1.72        1.05       2.61
                                                                               -----       -----       -----       -----      -----
TOTAL FROM INVESTMENT OPERATIONS ($)                                            0.94        0.13        1.95        1.26       2.83
                                                                               -----       -----       -----       -----      -----
  Dividends from net investment income ($)                                     (0.22)      (0.17)      (0.26)      (0.28)     (0.23)
  Distributions from net realizedgains ($)                                     (0.72)      (0.14)      (0.16)      (0.87)     (1.40)
                                                                               -----       -----       -----       -----      -----
TOTAL DISTRIBUTIONS ($)                                                        (0.94)      (0.31)      (0.42)      (1.15)     (1.63)
                                                                               -----       -----       -----       -----      -----
NET ASSET VALUE, END OF YEAR ($)                                                8.94        8.76       10.29       10.40      11.60
                                                                               =====       =====       =====       =====      =====
Total return(3) (%)                                                            10.96        1.52       22.55       12.49      29.62
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                                      166,011     181,358     207,713     244,348    330,421
Ratio of operating expenses to average net assets (%)*                          1.25        1.25        1.25        1.25       1.28
Ratio of net investment income to average net assets (%)*                       2.75        3.11        2.34        2.02       1.96
Portfolio turnover rate (%)                                                   105.17       89.58      109.20      108.41     133.30
Average commission rate(6) ($)                                                  --          --          --        0.0266     0.0270
*Reflects voluntary assumption of fees or expenses per share in each
 year (Note 3) ($)                                                              0.02        0.03        0.02        0.01       0.00

                                                                                                       CLASS B
                                                                               ----------------------------------------------------
                                                                                                YEARS ENDED MARCH 31
                                                                               ----------------------------------------------------
                                                                              1994(2)       1995      1996(1)     1997(1)    1998(1)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                                          8.78        8.92        8.74       10.25      10.37
                                                                               -----       -----       -----       -----      -----
  Net investment income ($)*                                                    0.16        0.20        0.15        0.13       0.13
  Net realized and unrealized gain (loss) on investments, foreign currency
    and forward contracts ($)                                                   0.39       (0.13)       1.71        1.06       2.59
                                                                               -----       -----       -----       -----      -----
TOTAL FROM INVESTMENT OPERATIONS ($)                                            0.55        0.07        1.86        1.19       2.72
                                                                               -----       -----       -----       -----      -----
  Dividends from net investment income ($)                                     (0.18)      (0.11)      (0.19)      (0.20)     (0.14)
  Distributions from net realized gains ($)                                    (0.23)      (0.14)      (0.16)      (0.87)     (1.40)
                                                                               -----       -----       -----       -----      -----
TOTAL DISTRIBUTIONS ($)                                                        (0.41)      (0.25)      (0.35)      (1.07)     (1.54)
                                                                               -----       -----       -----       -----      -----
NET ASSET VALUE, END OF YEAR ($)                                                8.92        8.74       10.25       10.37      11.55
                                                                               =====       =====       =====       =====      =====
Total return(3) (%)                                                             6.26(4)     0.82       21.48       11.76      28.53
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                                       83,244     152,251     193,272     251,518    368,975
Ratio of operating expenses to average net assets (%)*                          2.00(5)     2.00        2.00        2.00       2.03
Ratio of net investment income to average net assets (%)*                       2.03(5)     2.38        1.59        1.27       1.21
Portfolio turnover rate (%)                                                   105.17       89.58      109.20      108.41     133.30
Average commission rate(6) ($)                                                  --          --          --        0.0266     0.0270
*Reflects voluntary assumption of fees or expenses per share in each
 year (Note 3) ($)                                                              0.03        0.03        0.02        0.01       0.00
-----------------------------------------------------------------------------------------------------------------------------------
(1)  Per-share figures have been calculated using the average shares method.
(2)  June 1, 1993 (commencement of share class designations) to March 31, 1994.
(3)  Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
(4)  Not annualized.
(5)  Annualized.
(6)  Average commission rate per share paid by the Fund for security trades on which commissions are charged beginning with the fiscal year ended  March 31, 1997.

                                                                                              CLASS C (FORMERLY CLASS D)
                                                                               ----------------------------------------------------
                                                                                                YEARS ENDED MARCH 31
                                                                               ----------------------------------------------------
                                                                              1994(2)       1995      1996(1)     1997(1)    1998(1)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                                          8.78        8.93        8.75       10.27      10.38
                                                                               -----       -----       -----       -----      -----
  Net investment income ($)*                                                    0.16        0.20        0.15        0.13       0.13
  Net realized and unrealized gain (loss) on investments, foreign currency
    and forward contracts ($)                                                   0.40       (0.13)       1.72        1.05       2.60
                                                                               -----       -----       -----       -----      -----
TOTAL FROM INVESTMENT OPERATIONS ($)                                            0.56        0.07        1.87        1.18       2.73
                                                                               -----       -----       -----       -----      -----
  Dividends from net investment income ($)                                     (0.18)      (0.11)      (0.19)      (0.20)     (0.14)
  Distributions from net realized gains ($)                                    (0.23)      (0.14)      (0.16)      (0.87)     (1.40)
                                                                               -----       -----       -----       -----      -----
TOTAL DISTRIBUTIONS ($)                                                        (0.41)      (0.25)      (0.35)      (1.07)     (1.54)
                                                                               -----       -----       -----       -----      -----
NET ASSET VALUE, END OF YEAR ($)                                                8.93        8.75       10.27       10.38      11.57
                                                                               =====       =====       =====       =====      =====
Total return(3) (%)                                                             6.31(4)     0.82       21.54       11.64      28.59
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                                        7,117      12,772      13,061      17,485     23,807
Ratio of operating expenses to average net assets (%)*                          2.00(5)     2.00        2.00        2.00       2.03
Ratio of net investment income to average net assets (%)*                       2.03(5)     2.39        1.60        1.26       1.21
Portfolio turnover rate (%)                                                   105.17       89.58      109.20      108.41     133.30
Average commission rate(6) ($)                                                  --          --          --        0.0266     0.0270
*Reflects voluntary assumption of fees or expenses per share in each
 year (Note 3) ($)                                                              0.03        0.03        0.02        0.01       0.00

                                                                                             CLASS S (FORMERLY CLASS C)
                                                                               ----------------------------------------------------
                                                                                                YEARS ENDED MARCH 31
                                                                               ----------------------------------------------------
                                                                              1994(2)       1995      1996(1)     1997(1)    1998(1)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                                          8.78        8.95        8.77       10.29      10.40
                                                                               -----       -----       -----       -----      -----
  Net investment income ($)*                                                    0.21        0.29        0.25        0.24       0.25
  Net realized and unrealized gain (loss) on investments, foreign currency
    and forward contracts ($)                                                   0.43       (0.14)       1.71        1.05       2.60
                                                                               -----       -----       -----       -----      -----
TOTAL FROM INVESTMENT OPERATIONS ($)                                            0.64        0.15        1.96        1.29       2.85
                                                                               -----       -----       -----       -----      -----
  Dividends from net investment income ($)                                     (0.24)      (0.19)      (0.28)      (0.31)     (0.25)
  Distributions from net realized gains ($)                                    (0.23)      (0.14)      (0.16)      (0.87)     (1.40)
                                                                               -----       -----       -----       -----      -----
TOTAL DISTRIBUTIONS ($)                                                        (0.47)      (0.33)      (0.44)      (1.18)     (1.65)
                                                                               -----       -----       -----       -----      -----
NET ASSET VALUE, END OF YEAR ($)                                                8.95        8.77       10.29       10.40      11.60
                                                                               =====       =====       =====       =====      =====
Total return(3) (%)                                                             7.27(4)     1.77       22.70       12.77      29.93
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                                       21,434      25,803      19,548      21,263     26,648
Ratio of operating expenses to average net assets (%)*                          1.00(5)     1.00        1.00        1.00       1.03
Ratio of net investment income to average net assets (%)*                       3.03(5)     3.37        2.59        2.26       2.21
Portfolio turnover rate (%)                                                   105.17       89.58      109.20      108.41     133.30
Average commission rate(6) ($)                                                  --          --          --        0.0266     0.0270
*Reflects voluntary assumption of fees or expenses per share in each
 year (Note 3) ($)                                                              0.02        0.03        0.02        0.01       0.00
-----------------------------------------------------------------------------------------------------------------------------------
(1)  Per-share figures have been calculated using the average shares method.
(2)  June 1, 1993 (commencement of share class designations) to March 31, 1994.
(3)  Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
(4)  Not annualized.
(5)  Annualized.
(6)  Average commission rate per share paid by the Fund for security trades on which commissions are charged beginning with the fiscal year ended
     March 31, 1997.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH INCOME TRUST AND
THE SHAREHOLDERS OF STATE STREET RESEARCH MANAGED ASSETS

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Managed Assets (a series of State Street Research Income Trust, hereafter referred to as the "Trust") at March 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1998 by correspondence with the custodian and brokers and the application of alternative procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
May 8, 1998

STATE STREET RESEARCH MANAGED ASSETS

--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

Managed Assets was among the stronger performers in its category for the year ended March 31, 1998. The total return for the Fund's Class A shares was 29.62% (without sales charge). The Fund outperformed the average of the 203 flexible portfolio funds tracked by Lipper Analytical Services, which rose 28.72%.

At March 31, 1998, the Fund's asset allocation was 60% stocks, 30% fixed-income securities, 5% inflation-responsive and 5% cash. The stock portion of the Fund was composed primarily of large-cap stocks, mid-cap value stocks, and small-cap growth stocks. Large-company stocks were the largest contributor to performance. Even though large-company stocks were market leaders during the period, we reduced the number of large caps and added small- and mid-cap stocks to the portfolio. We believed smaller stocks were more attractively priced, had the potential for greater earnings growth, and would benefit from a cut in the capital gains tax rate. Because oil prices declined as a result of the Asian crisis and overproduction, we reduced oil stocks, which we had owned as a hedge against the possibility of rising inflation.

The bond portion of the portfolio emphasized a combination of high-income, investment-grade and international bonds. High-income bonds outperformed other types of fixed-income securities during the period.

March 31, 1998

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance reflects maximum 4.5% "A" share front-end, or 5% "B" share or 1% "C" share contingent deferred sales charges. "S" shares, offered without a sales charge, are available only through certain employee benefit plans and special programs. The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. Lehman Brothers Government/Corporate Bond Index is a commonly used index of bond market performance. Indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only. Before November 1, 1997, Class C shares were designated Class D, and Class S shares were designated Class C.

                  COMPARISON OF CHANGE IN VALUE OF A $10,000
                INVESTMENT IN MANAGED ASSETS, THE S&P 500 AND
                THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX

CLASS A SHARES

     AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
1 Year         5 Years        10 Years
------         -------        --------
+23.79%        +13.96%        +12.80%

         Managed Assets  LB Gov't/Corp Index      S&P 500
---------------------------------------------------------
12/88      $ 9,550           $10,000              $10,000
3/89         9,980            10,110               10,710
3/90        11,030            11,290               12,770
3/91        11,480            12,700               14,600
3/92        13,000            14,150               16,210
3/93        15,150            16,170               18,680
3/94        16,820            16,620               18,950
3/95        17,070            17,380               21,900
3/96        20,910            19,280               28,920
3/97        23,530            20,140               34,650
3/98        30,501            22,635               51,267

CLASS B SHARES

     AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
1 Year         5 Years        10 Years
------         -------        --------
+23.53%        +13.93%        +12.91%

        Managed Assets  LB Gov't/Corp Index       S&P 500
---------------------------------------------------------
12/88      $10,000           $10,000              $10,000
3/89        10,430            10,110               10,710
3/90        11,550            11,290               12,770
3/91        12,020            12,700               14,600
3/92        13,620            14,150               16,210
3/93        15,870            16,170               18,680
3/94        17,500            16,620               18,950
3/95        17,650            17,380               21,900
3/96        21,450            19,280               28,920
3/97        23,950            20,140               34,650
3/98        30,775            22,635               51,267

CLASS C SHARES

     AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
1 Year         5 Years        10 Years
------         -------        --------
+27.59%        +14.18%        +12.91%

        Managed Assets  LB Gov't/Corp Index       S&P 500
---------------------------------------------------------
12/88      $10,000           $10,000              $10,000
3/89        10,430            10,110               10,710
3/90        11,550            11,290               12,770
3/91        12,020            12,700               14,600
3/92        13,620            14,150               16,210
3/93        15,870            16,170               18,680
3/94        17,500            16,620               18,950
3/95        17,640            17,380               21,900
3/96        21,430            19,280               28,920
3/97        23,950            20,140               34,650
3/98        30,792            22,635               51,267

CLASS S SHARES

     AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
1 Year         5 Years        10 Years
------         -------        --------
+29.93%        +15.29%        +13.50%

        Managed Assets  LB Gov't/Corp Index       S&P 500
--------------------------------------------------------
12/88      $10,000           $10,000              $10,000
3/89        10,430            10,110               10,710
3/90        11,550            11,290               12,770
3/91        12,020            12,700               14,600
3/92        13,650            14,150               16,210
3/93        15,870            16,170               18,680
3/94        17,660            16,620               18,950
3/95        17,970            17,380               21,900
3/96        22,050            19,280               28,920
3/97        24,870            20,140               34,650
3/98        32,313            22,635               51,267

STATE STREET RESEARCH MANAGED ASSETS

---------------------------------------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH INCOME TRUST
-----------------------------------------------------------------------------------------------------------------

FUND INFORMATION                           OFFICERS                               TRUSTEES

STATE STREET RESEARCH                      RALPH F. VERNI                         RALPH F. VERNI
MANAGED ASSETS                             Chairman of the Board,                 Chairman of the Board,
One Financial Center                       President and                          President, Chief Executive
Boston, MA 02111                           Chief Executive Officer                Officer and Director,
                                                                                  State Street Research &
INVESTMENT ADVISER                         PETER C. BENNETT                       Management Company
State Street Research &                    Vice President
Management Company                                                                STEVE A. GARBAN
One Financial Center                       BARTLETT R. GEER                       Retired; formerly Senior Vice
Boston, MA 02111                           Vice President                         President for Finance and
                                                                                  Operations and Treasurer, The
DISTRIBUTOR                                JOHN H. KALLIS                         Pennsylvania State University
State Street Research                      Vice President
Investment Services, Inc.                                                         MALCOLM T. HOPKINS
One Financial Center                       THOMAS A. SHIVELY                      Former Vice Chairman of the
Boston, MA 02111                           Vice President                         Board and Chief Financial
                                                                                  Officer, St. Regis Corp.
SHAREHOLDER SERVICES                       GERARD P. MAUS
State Street Research                      Treasurer                              EDWARD M. LAMONT
Service Center                                                                    Formerly in banking (Morgan
P.O. Box 8408                              JOSEPH W. CANAVAN                      Guaranty Trust Company of
Boston, MA 02266-8408                      Assistant Treasurer                    New York); presently engaged
1-800-562-0032                                                                    in private investments and
                                           DOUGLAS A. ROMICH                      civic affairs
CUSTODIAN                                  Assistant Treasurer
State Street Bank and                                                             ROBERT A. LAWRENCE
Trust Company                              FRANCIS J. MCNAMARA, III               Associate, Saltonstall & Co.
225 Franklin Street                        Secretary and General Counsel
Boston, MA 02110                                                                  DEAN O. MORTON
                                           DARMAN A. WING                         Retired; formerly Executive
LEGAL COUNSEL                              Assistant Secretary and                Vice President, Chief
Goodwin, Procter & Hoar LLP                Assistant General Counsel              Operating Officer and Director,
Exchange Place                                                                    Hewlett-Packard Company
Boston, MA 02109                           AMY L. SIMMONS
                                           Assistant Secretary                    TOBY ROSENBLATT
INDEPENDENT ACCOUNTANTS                                                           President,
Price Waterhouse LLP                                                              The Glen Ellen Company
160 Federal Street                                                                Vice President,
Boston, MA 02110                                                                  Founders Investments Ltd.

                                                                                  MICHAEL S. SCOTT MORTON
                                                                                  Jay W. Forrester Professor of
                                                                                  Management, Sloan School of
                                                                                  Management, Massachusetts
                                                                                  Institute of Technology

STATE STREET RESEARCH MANAGED ASSETS                        -------------------
One Financial Center                                             Bulk Rate
Boston, MA 02111                                               U.S. Postage
                                                                   PAID
                                                                Permit #20
                                                            Holliston, MA 01746
                                                            -------------------


QUESTIONS? COMMENTS?

CALL us at 1-800-562-0032 or

WRITE us at:
     State Street Research
     Service Center
     P.O. Box 8408
     Boston, MA 02266-8408

E-MAIL us at:
     info@ssrfunds.com

INTERNET site:
     www.ssrfunds.com

[LOGO] STATE STREET RESEARCH

This report is prepared for the general information of current shareholders.

When used in the general solicitation of investors, this report must be accompanied or preceded by a current State Street Research Managed Assets prospectus. When used after June 30, 1998, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER:  4929-980520(0699)SSR-LD
                                                                   MA-078F-0598